UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2020

Date of reporting period: October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.19

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2019

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2019. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	8.24%	16.46%

Bloomberg Barclays US Credit Bond Index	7.46%	14.88%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2019.

During the six-month period, the Fund outperformed the benchmark. Yield-curve positioning was the primary contributor, relative to the benchmark, particularly an overweight in four- to six-year maturities. Underweights along the two- to three-year and seven- to 10-year and longer parts of the yield curve offset some of these gains. The Fund’s longer-than-benchmark duration was also positive, as rates rallied in the period. From an industry perspective, gains in finance and real estate investment trusts exceeded losses from energy. Security selection contributed to returns, as gains from selection within banking, real estate investment trusts and consumer non- cyclicals more than offset losses in energy.

During the 12-month period, the Fund outperformed the benchmark. Yield-curve positioning was the primary contributor, particularly an overweight in three- to six-year maturities. Underweights along the one- to three-year and seven- to 10-year and longer parts of the yield curve offset some of these gains. The Fund’s longer-than-benchmark duration was also positive, as rates rallied in the period. From an industry perspective, gains in finance and supranational bonds exceeded losses from energy and treasuries. Security selection contributed, as gains from selection within banking, consumer non-cyclicals and technology more than offset losses in energy.

2 | AB CORPORATE INCOME SHARES	abfunds.com

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, and credit default swaps for investment purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the six-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times in reaction to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remains below target in most developed countries and is falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

NAV Returns

1 Year	16.46%

5 Years	4.74%

10 Years	6.01%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

NAV Returns

1 Year	13.94%

5 Years	4.81%

10 Years	6.07%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,082.40	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $138.2

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 95.6%
Industrial – 48.8%
Basic – 2.3%
Celulosa Arauco y Constitucion SA 4.25%, 4/30/29(a)	$246	$250,182
4.50%, 8/01/24	200	208,312
DuPont de Nemours, Inc. 5.419%, 11/15/48	121	150,931
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	80	83,862
Glencore Funding LLC 4.125%, 5/30/23(a)	125	130,733
4.625%, 4/29/24(a)	175	187,614
LYB International Finance BV 4.00%, 7/15/23	228	241,933
LyondellBasell Industries NV 4.625%, 2/26/55	102	105,602
Mosaic Co. (The) 4.25%, 11/15/23	221	235,513
Reliance Steel & Aluminum Co. 4.50%, 4/15/23	848	899,516
Sherwin-Williams Co. (The) 3.125%, 6/01/24	62	64,326
Suzano Austria GmbH 6.00%, 1/15/29	224	247,072
Westlake Chemical Corp. 4.375%, 11/15/47	360	356,198

		3,161,794

Capital Goods – 2.5%
3M Co. 3.25%, 8/26/49	110	109,875
General Electric Co. 5.875%, 1/14/38	274	328,857
Series G 3.10%, 1/09/23	374	380,635
John Deere Capital Corp. 2.30%, 6/07/21	302	304,283
Masco Corp. 4.375%, 4/01/26	447	485,062
4.45%, 4/01/25	698	759,745
Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	130	130,247
United Technologies Corp. 2.80%, 5/04/24	198	204,005
5.70%, 4/15/40	222	298,468

10 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vulcan Materials Co. 4.50%, 6/15/47	$169	$183,933
Wabtec Corp. 4.40%, 3/15/24	233	248,560

		3,433,670

Communications - Media – 4.2%
CBS Corp. 4.20%, 6/01/29	393	426,735
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 7/01/49	249	265,168
5.375%, 5/01/47	374	409,302
Comcast Corp. 3.25%, 11/01/39	410	417,474
3.90%, 3/01/38	215	236,883
4.60%, 10/15/38	85	101,300
4.65%, 7/15/42	375	448,132
4.75%, 3/01/44	140	170,201
6.45%, 3/15/37	329	463,929
Discovery Communications LLC 5.20%, 9/20/47	358	395,021
Omnicom Group, Inc./Omnicom Capital, Inc. 4.45%, 8/15/20	101	102,856
Time Warner Entertainment Co. LP 8.375%, 3/15/23	987	1,173,316
Walt Disney Co. (The) 4.00%, 10/01/23(a)	40	42,693
5.40%, 10/01/43(a)	180	247,723
6.15%, 2/15/41(a)	110	161,399
6.40%, 12/15/35(a)	161	230,765
8.875%, 4/26/23(a)	125	152,549
Weibo Corp. 3.50%, 7/05/24	373	380,693

		5,826,139

Communications - Telecommunications – 2.9%
AT&T, Inc. 4.30%, 2/15/30	234	257,711
4.75%, 5/15/46	89	98,776
4.85%, 3/01/39-7/15/45	194	218,421
5.15%, 2/15/50	75	87,191
5.35%, 9/01/40	415	491,982
5.45%, 3/01/47	168	203,067
6.55%, 1/15/28-2/15/39	350	442,703
Rogers Communications, Inc. 4.50%, 3/15/43	4	4,555

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Telefonica Emisiones SA 4.665%, 3/06/38	$196	$215,765
Verizon Communications, Inc. 4.272%, 1/15/36	586	665,596
4.862%, 8/21/46	731	907,076
Vodafone Group PLC 4.25%, 9/17/50	132	135,309
4.875%, 6/19/49	78	87,727
5.25%, 5/30/48	184	215,641

		4,031,520

Consumer Cyclical - Automotive – 2.6%
Ford Motor Credit Co. LLC 3.096%, 5/04/23	483	476,557
3.81%, 1/09/24	395	394,794
4.14%, 2/15/23	200	203,886
General Motors Co. 5.95%, 4/01/49	95	103,130
General Motors Financial Co., Inc. 3.25%, 1/05/23	921	933,498
3.50%, 11/07/24	599	609,782
4.15%, 6/19/23	116	120,942
4.30%, 7/13/25	314	329,226
Hyundai Capital America 2.55%, 4/03/20(a)	102	102,048
PACCAR Financial Corp. 2.65%, 5/10/22	248	252,749

		3,526,612

Consumer Cyclical - Other – 0.6%
Las Vegas Sands Corp. 3.20%, 8/08/24	573	586,408
3.50%, 8/18/26	200	204,040

		790,448

Consumer Cyclical - Restaurants – 0.9%
McDonald’s Corp. 4.70%, 12/09/35	585	695,904
Starbucks Corp. 3.55%, 8/15/29	238	257,823
4.50%, 11/15/48	225	260,636

		1,214,363

Consumer Cyclical - Retailers – 0.8%
Dollar General Corp. 3.25%, 4/15/23	61	63,274
Home Depot, Inc. (The) 5.875%, 12/16/36	40	55,610

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lowe’s Cos., Inc. 4.375%, 9/15/45	$305	$336,122
Target Corp. 3.90%, 11/15/47	230	263,148
4.00%, 7/01/42	335	383,997

		1,102,151

Consumer Non-Cyclical – 10.2%
AbbVie, Inc. 4.40%, 11/06/42	185	191,873
4.875%, 11/14/48	375	414,308
Altria Group, Inc. 4.40%, 2/14/26	389	419,396
4.80%, 2/14/29	102	111,839
AmerisourceBergen Corp. 4.30%, 12/15/47	207	213,156
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90%, 2/01/46	385	460,964
Anheuser-Busch InBev Finance, Inc. 4.70%, 2/01/36	320	368,848
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 1/15/42	490	581,630
BAT Capital Corp. 2.789%, 9/06/24	330	328,970
4.39%, 8/15/37	795	784,331
Biogen, Inc. 5.20%, 9/15/45	214	261,641
Bunge Ltd. Finance Corp. 3.25%, 8/15/26	458	459,511
Cardinal Health, Inc. 3.20%, 3/15/23	529	542,685
Celgene Corp. 4.55%, 2/20/48	75	91,004
Cigna Corp. 3.00%, 7/15/23(a)	71	72,490
4.80%, 8/15/38	37	42,229
4.80%, 7/15/46(a)	263	294,991
7.875%, 5/15/27(a)	53	69,142
CommonSpirit Health 4.35%, 11/01/42	44	45,809
Constellation Brands, Inc. 5.25%, 11/15/48	184	227,575
CVS Health Corp. 3.25%, 8/15/29	44	44,442
3.875%, 7/20/25	308	327,669
4.78%, 3/25/38	592	659,583
5.125%, 7/20/45	120	138,316

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Danaher Corp. 4.375%, 9/15/45	$260	$304,213
Eli Lilly & Co. 5.55%, 3/15/37	83	111,451
Gilead Sciences, Inc. 4.15%, 3/01/47	75	83,206
4.50%, 2/01/45	170	196,557
HCA, Inc. 4.75%, 5/01/23	155	165,945
Johnson & Johnson 3.55%, 3/01/36	851	936,687
Keurig Dr Pepper, Inc. 2.55%, 9/15/26	260	258,856
5.085%, 5/25/48	191	229,618
Kraft Heinz Foods Co. 5.20%, 7/15/45	124	131,998
6.875%, 1/26/39	242	302,231
Leggett & Platt, Inc. 4.40%, 3/15/29	773	841,642
Mylan, Inc. 4.20%, 11/29/23	307	322,832
4.55%, 4/15/28	380	406,923
Newell Brands, Inc. 3.85%, 4/01/23	548	567,569
Perrigo Finance Unlimited Co. 3.90%, 12/15/24	303	311,472
4.375%, 3/15/26	420	434,948
Philip Morris International, Inc. 4.50%, 3/26/20	475	479,318
Smithfield Foods, Inc. 3.35%, 2/01/22(a)	65	65,204
Tyson Foods, Inc. 4.55%, 6/02/47	178	202,368
5.10%, 9/28/48	239	294,051
Wyeth LLC 5.95%, 4/01/37	188	258,256

		14,057,747

Energy – 10.5%
Baker Hughes a GE Co. LLC 5.125%, 9/15/40	390	445,942
Boardwalk Pipelines LP 4.80%, 5/03/29	304	323,626
Buckeye Partners LP 3.95%, 12/01/26	474	438,706
Cenovus Energy, Inc. 3.00%, 8/15/22	90	90,947

14 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Columbia Pipeline Group, Inc. 4.50%, 6/01/25	$867	$941,891
Ecopetrol SA 5.875%, 9/18/23-5/28/45	89	99,983
Enable Midstream Partners LP 3.90%, 5/15/24	921	936,602
5.00%, 5/15/44	41	36,156
Enbridge, Inc. 4.00%, 10/01/23	422	447,691
Energy Transfer Operating LP 5.875%, 1/15/24	539	598,786
Eni SpA 4.25%, 5/09/29(a)	247	271,048
Enterprise Products Operating LLC 3.75%, 2/15/25	140	149,787
3.90%, 2/15/24	59	62,847
4.80%, 2/01/49	85	98,189
4.90%, 5/15/46	45	52,179
EQM Midstream Partners LP 4.75%, 7/15/23	1,135	1,127,316
EQT Corp. 3.00%, 10/01/22	867	827,456
3.90%, 10/01/27	274	243,907
Exxon Mobil Corp. 4.114%, 3/01/46	524	624,278
Husky Energy, Inc. 4.40%, 4/15/29	240	253,589
MPLX LP 3.50%, 12/01/22(a)	175	180,063
Newfield Exploration Co. 5.375%, 1/01/26	610	659,245
5.625%, 7/01/24	475	520,557
Noble Energy, Inc. 3.25%, 10/15/29	135	134,595
6.00%, 3/01/41	113	131,068
Occidental Petroleum Corp. 2.90%, 8/15/24	319	322,445
3.20%, 8/15/26	52	52,595
4.30%, 8/15/39	128	130,173
ONEOK, Inc. 5.20%, 7/15/48	295	324,612
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	917	938,742
Sabine Pass Liquefaction LLC 5.625%, 2/01/21-4/15/23	1,156	1,240,149

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Suncor Energy, Inc. 6.80%, 5/15/38	$223	$314,392
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	170	177,242
5.35%, 5/15/45	145	152,837
TransCanada PipeLines Ltd. 4.75%, 5/15/38	50	56,834
7.625%, 1/15/39	153	226,376
Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/01/26	325	411,911
Valero Energy Corp. 6.625%, 6/15/37	160	208,573
Western Midstream Operating LP 4.65%, 7/01/26	81	80,775
5.30%, 3/01/48	130	110,683
5.45%, 4/01/44	149	129,208

		14,574,001

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)	200	215,750

Services – 0.7%
eBay, Inc. 2.75%, 1/30/23	62	62,942
Global Payments, Inc. 2.65%, 2/15/25	320	324,477
IHS Markit Ltd. 4.00%, 3/01/26(a)	76	80,815
4.125%, 8/01/23	208	219,560
Moody’s Corp. 5.25%, 7/15/44	255	324,781

		1,012,575

Technology – 8.7%
Apple, Inc. 4.45%, 5/06/44	620	753,015
4.65%, 2/23/46	250	313,892
Avnet, Inc. 4.625%, 4/15/26	612	655,085
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.65%, 1/15/23	857	858,757
3.625%, 1/15/24	251	258,339
Broadcom, Inc. 3.625%, 10/15/24(a)	265	272,553
4.25%, 4/15/26(a)	549	572,942
CA, Inc. 3.60%, 8/15/22	837	852,342

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 4.90%, 10/01/26(a)	$411	$445,840
6.02%, 6/15/26(a)	386	440,835
DXC Technology Co. 4.25%, 4/15/24	160	167,278
Fidelity National Information Services, Inc. 5.00%, 10/15/25	2	2,285
Intel Corp. 4.90%, 7/29/45	195	251,963
International Business Machines Corp. 1.625%, 5/15/20	489	488,394
4.00%, 6/20/42	530	583,594
Lam Research Corp. 3.75%, 3/15/26	142	153,082
4.875%, 3/15/49	235	289,431
Microchip Technology, Inc. 3.922%, 6/01/21	175	179,055
Micron Technology, Inc. 4.64%, 2/06/24	276	295,403
4.975%, 2/06/26	703	761,616
Microsoft Corp. 4.50%, 10/01/40	429	537,301
NXP BV/NXP Funding LLC 4.875%, 3/01/24(a)	495	537,342
Oracle Corp. 6.125%, 7/08/39	254	358,386
QUALCOMM, Inc. 4.30%, 5/20/47	3	3,374
Seagate HDD Cayman 4.75%, 1/01/25	19	19,965
4.875%, 3/01/24	485	513,431
Tech Data Corp. 3.70%, 2/15/22	867	888,718
Texas Instruments, Inc. 3.875%, 3/15/39	150	171,330
VMware, Inc. 3.90%, 8/21/27	422	436,618

		12,062,166

Transportation - Railroads – 0.3%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	102,088
CSX Corp. 3.80%, 11/01/46	175	184,286
Union Pacific Corp. 4.00%, 4/15/47	110	121,716

		408,090

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 1.4%
Aviation Capital Group LLC 3.875%, 5/01/23(a)	$215	$222,347
4.375%, 1/30/24(a)	230	242,707
ERAC USA Finance LLC 3.85%, 11/15/24(a)	145	154,770
FedEx Corp. 4.05%, 2/15/48	386	380,569
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 2/01/24(a)	300	316,824
Ryder System, Inc. 2.50%, 9/01/22	150	151,178
United Parcel Service, Inc. 3.40%, 9/01/49	451	460,340

		1,928,735

		67,345,761

Financial Institutions – 41.1%
Banking – 23.4%
Banco Santander SA 5.179%, 11/19/25	400	443,676
Bank of America Corp. 3.366%, 1/23/26	603	630,690
3.458%, 3/15/25	230	240,739
Series L 3.95%, 4/21/25	1,134	1,207,166
Series X 6.25%, 9/05/24(b)	175	193,788
Series Z 6.50%, 10/23/24(b)	53	59,832
Bank of Montreal 4.338%, 10/05/28	480	506,256
Bank of Nova Scotia (The) 4.50%, 12/16/25	410	448,630
Barclays PLC 3.932%, 5/07/25	447	466,444
4.338%, 5/16/24	867	912,344
BBVA Bancomer SA/Texas 5.875%, 9/13/34(a)	330	334,455
BBVA USA 3.875%, 4/10/25	481	506,483
Capital One Bank USA NA 3.375%, 2/15/23	525	540,850
Capital One Financial Corp. 3.30%, 10/30/24	916	955,141
3.75%, 7/28/26	240	252,526

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.876%, 7/24/23	$740	$752,920
3.875%, 3/26/25	461	487,738
5.50%, 9/13/25	595	681,025
Citizens Financial Group, Inc. 4.30%, 12/03/25	895	964,434
Cooperatieve Rabobank UA 3.75%, 7/21/26	525	548,940
4.375%, 8/04/25	500	543,155
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26	405	448,088
Deutsche Bank AG/New York NY 3.30%, 11/16/22	334	335,065
3.95%, 2/27/23	635	649,065
Discover Bank 4.682%, 8/09/28	385	403,430
Discover Financial Services 3.75%, 3/04/25	795	843,638
Goldman Sachs Group, Inc. (The) 2.625%, 4/25/21	323	325,923
2.876%, 10/31/22	247	250,470
2.905%, 7/24/23	466	473,484
2.908%, 6/05/23	235	238,715
3.75%, 5/22/25	95	100,720
4.25%, 10/21/25	325	350,191
4.411%, 4/23/39	148	167,495
5.95%, 1/15/27	40	47,740
HSBC Holdings PLC 4.25%, 3/14/24-8/18/25	1,382	1,473,395
ING Bank NV 5.80%, 9/25/23(a)	440	490,314
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	245	246,615
Series XR 3.25%, 9/23/24(a)	650	652,392
JPMorgan Chase & Co. 3.882%, 7/24/38	1,057	1,163,990
8.00%, 4/29/27	530	707,979
Series FF 5.00%, 8/01/24(b)	175	180,896
Lloyds Banking Group PLC 4.45%, 5/08/25	233	255,126
4.50%, 11/04/24	1,187	1,268,274
M&T Bank Corp. Series G 5.00%, 8/01/24(b)	51	53,263

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 5.75%, 1/25/21	$1,260	$1,316,826
Series F 3.875%, 4/29/24	55	58,650
Royal Bank of Scotland Group PLC 5.125%, 5/28/24	591	638,292
6.10%, 6/10/23	724	796,885
6.125%, 12/15/22	247	269,321
Santander Holdings USA, Inc. 3.40%, 1/18/23	859	879,521
3.50%, 6/07/24	195	200,448
4.40%, 7/13/27	280	300,628
4.50%, 7/17/25	577	621,596
Santander UK Group Holdings PLC 3.373%, 1/05/24	867	884,713
3.571%, 1/10/23	348	355,266
Societe Generale SA 4.25%, 4/14/25(a)	243	255,196
SunTrust Bank/Atlanta GA 3.20%, 4/01/24	230	240,010
3.30%, 5/15/26	934	977,169
Synchrony Bank 3.00%, 6/15/22	463	469,964
Wells Fargo & Co. 5.606%, 1/15/44	400	519,604
Series M 3.45%, 2/13/23	160	165,646
Westpac Banking Corp. 4.421%, 7/24/39	250	275,492
Series G 4.322%, 11/23/31	243	258,659

		32,287,386

Brokerage – 2.3%
Brookfield Finance, Inc. 4.00%, 4/01/24	122	129,879
Invesco Finance PLC 3.125%, 11/30/22	867	887,192
Jefferies Financial Group, Inc. 5.50%, 10/18/23	904	987,376
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.85%, 1/15/27	518	554,659
Stifel Financial Corp. 4.25%, 7/18/24	548	579,587

		3,138,693

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 3.3%
Aircastle Ltd. 4.125%, 5/01/24	$107	$112,082
4.40%, 9/25/23	867	912,596
Ares Capital Corp. 3.50%, 2/10/23	1,054	1,070,137
4.20%, 6/10/24	241	250,307
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	275	290,928
International Lease Finance Corp. 5.875%, 8/15/22	867	949,122
Synchrony Financial 4.25%, 8/15/24	58	61,361
4.50%, 7/23/25	806	868,610

		4,515,143

Insurance – 1.5%
Aetna, Inc. 3.875%, 8/15/47	175	169,914
American International Group, Inc. 3.75%, 7/10/25	280	299,379
Brighthouse Financial, Inc. 3.70%, 6/22/27	450	441,895
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	199,134
MetLife, Inc. Series C 5.25%, 6/15/20(b)	205	208,061
Series D 5.875%, 3/15/28(b)	170	187,153
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	116,182
Prudential Financial, Inc. 5.20%, 3/15/44	112	119,181
5.625%, 6/15/43	149	161,610
5.875%, 9/15/42	235	254,557

		2,157,066

REITS – 10.6%
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	87	91,637
American Homes 4 Rent LP 4.25%, 2/15/28	5	5,406
American Tower Corp. 5.00%, 2/15/24	375	414,982
Brixmor Operating Partnership LP 3.85%, 2/01/25	176	185,168

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

EPR Properties 4.50%, 4/01/25	$20	$21,252
4.95%, 4/15/28	5	5,489
5.25%, 7/15/23	175	188,032
Equinix, Inc. 5.875%, 1/15/26	425	452,153
Essex Portfolio LP 3.25%, 5/01/23	231	237,496
3.375%, 1/15/23	125	128,894
3.875%, 5/01/24	84	89,190
GLP Capital LP/GLP Financing II, Inc. 5.25%, 6/01/25	323	354,819
5.375%, 11/01/23-4/15/26	971	1,061,062
HCP, Inc. 3.25%, 7/15/26	51	53,229
3.875%, 8/15/24	150	160,590
4.00%, 6/01/25	630	682,756
4.25%, 11/15/23	315	338,209
Host Hotels & Resorts LP 3.875%, 4/01/24	171	180,111
Series E 4.00%, 6/15/25	728	774,679
Kilroy Realty LP 3.45%, 12/15/24	40	41,690
Kimco Realty Corp. 2.80%, 10/01/26	95	95,881
LifeStorage LP/CA 3.50%, 7/01/26	1,090	1,125,730
Mid-America Apartments LP 3.75%, 6/15/24	115	121,080
National Retail Properties, Inc. 3.90%, 6/15/24	170	180,627
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	114,883
5.25%, 1/15/26	1,208	1,338,887
Regency Centers LP 3.75%, 6/15/24	33	34,778
Sabra Health Care LP 5.125%, 8/15/26	565	612,048
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24	710	747,758
Senior Housing Properties Trust 4.75%, 2/15/28	407	416,389
Service Properties Trust 4.65%, 3/15/24	1,135	1,174,611
Simon Property Group LP 3.25%, 9/13/49	265	262,581

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Spirit Realty LP 4.00%, 7/15/29	$132	$139,847
4.45%, 9/15/26	238	255,714
VEREIT Operating Partnership LP 4.60%, 2/06/24	1,036	1,114,436
Vornado Realty LP 3.50%, 1/15/25	435	453,139
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	141,394
Welltower, Inc. 4.00%, 6/01/25	519	561,049
Weyerhaeuser Co. 7.375%, 3/15/32	225	314,712
WP Carey, Inc. 4.60%, 4/01/24	44	47,092

		14,719,480

		56,817,768

Utility – 5.7%
Electric – 5.0%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)	215	230,789
Dominion Energy, Inc. 3.90%, 10/01/25	110	118,477
DTE Energy Co. Series C 3.40%, 6/15/29	304	317,677
Duke Energy Carolinas LLC 3.20%, 8/15/49	192	193,638
Duke Energy Corp. 3.75%, 9/01/46	220	228,666
4.20%, 6/15/49	302	337,712
4.875%, 9/16/24(b)	112	118,385
Empresas Publicas de Medellin ESP 4.25%, 7/18/29(a)	200	208,735
Enel Americas SA 4.00%, 10/25/26	53	54,772
Enel Chile SA 4.875%, 6/12/28	62	68,588
Entergy Corp. 4.00%, 7/15/22	153	160,001
Exelon Corp. 3.497%, 6/01/22	94	96,676
Florida Power & Light Co. 3.95%, 3/01/48	460	534,989
Georgia Power Co. Series B 2.65%, 9/15/29	530	526,889

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series C 2.00%, 9/08/20	$575	$575,109
NextEra Energy Capital Holdings, Inc. 5.65%, 5/01/79	194	213,868
PSEG Power LLC 3.00%, 6/15/21	160	162,046
8.625%, 4/15/31	388	547,332
Public Service Co. of New Hampshire 3.60%, 7/01/49	247	269,867
Sempra Energy 3.80%, 2/01/38	215	218,750
Southern Co. (The) 2.35%, 7/01/21	175	176,027
2.95%, 7/01/23	145	148,576
Southern Power Co. Series F 4.95%, 12/15/46	77	86,775
Southwestern Public Service Co. 3.75%, 6/15/49	305	335,942
Virginia Electric & Power Co. 8.875%, 11/15/38	558	940,548

		6,870,834

Natural Gas – 0.2%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47	75	81,233
GNL Quintero SA 4.634%, 7/31/29(a)	200	211,300
NiSource, Inc. 5.65%, 2/01/45	60	77,995

		370,528

Other Utility – 0.5%
American Water Capital Corp. 3.75%, 9/01/47	80	86,332
4.15%, 6/01/49	496	572,890

		659,222

		7,900,584

Total Corporates – Investment Grade (cost $125,108,853)		132,064,113

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Chile – 0.3%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	200	210,062
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)	200	204,742

		414,804

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mexico – 0.3%
Petroleos Mexicanos 6.50%, 1/23/29	$240	$250,320
6.75%, 9/21/47	140	139,348
7.69%, 1/23/50(a)	80	86,784

		476,452

Panama – 0.4%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	200	231,500
Empresa de Transmision Electrica SA 5.125%, 5/02/49(a)	246	281,132

		512,632

Total Quasi-Sovereigns (cost $1,288,659)		1,403,888

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Colombia – 0.2%
Colombia Government International Bond 5.20%, 5/15/49	200	240,875

Mexico – 0.3%
Mexico Government International Bond 4.60%, 1/23/46	200	214,250
4.75%, 3/08/44	150	163,969

		378,219

Qatar – 0.2%
Qatar Government International Bond 4.817%, 3/14/49(a)	228	280,440

Saudi Arabia – 0.2%
Saudi Government International Bond 3.25%, 10/26/26(a)	330	340,890

Total Governments – Sovereign Bonds (cost $1,091,667)		1,240,424

CORPORATES – NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Technology – 0.1%
Xerox Corp. 2.80%, 5/15/20 (cost $94,913)	95	94,914

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 1/30/20 (cost $1,031,075)	$1,035	$1,031,067

Total Investments – 98.3% (cost $128,615,167)		135,834,406
Other assets less liabilities – 1.7%		2,331,378

Net Assets – 100.0%		$138,165,784

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	68	December 2019	$9,663,438	$(86,860)
U.S. Long Bond (CBT) Futures	3	December 2019	484,125	(10,434)
U.S. T-Note 2 Yr (CBT) Futures	4	December 2019	862,406	(1,567)
U.S. T-Note 10 Yr (CBT) Futures	6	December 2019	781,781	(8,727)
U.S. Ultra Bond (CBT) Futures	14	December 2019	2,656,500	(79,537)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	31	December 2019	3,695,297	29,530

				$(157,595)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 33, 5 Year Index, 12/20/24*	1.00%	Quarterly	0.55%	USD 5,380	$123,482	$99,036	$24,446

*	Termination date

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,170	9/09/21	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	$11,410	$—	$11,410
USD	1,070	3/27/22	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	(12,855)	—	(12,855)
USD	60	11/04/44	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	16,324	—	16,324
USD	60	5/05/45	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	10,230	—	10,230
USD	60	6/02/46	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	5,475	—	5,475
USD	690	7/15/46	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	1,263	—	1,263
USD	270	9/02/46	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(3,670)	—	(3,670)
USD	50	11/02/46	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	3,475	—	3,475

						$31,652	$—	$31,652

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $10,756,140 or 7.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rates

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 27

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019 (unaudited)

Assets
Investments in securities, at value (cost $128,615,167)	$135,834,406
Cash	2,012,256
Cash collateral due from broker	413,507
Interest receivable	1,402,595
Receivable for shares of beneficial interest sold	464,532
Receivable for variation margin on futures	99,000
Receivable for variation margin on centrally cleared swaps	22,110

Total assets	140,248,406

Liabilities
Payable for investment securities purchased	1,440,296
Dividends payable	441,265
Payable for shares of beneficial interest redeemed	198,865
Other liabilities	2,196

Total liabilities	2,082,622

Net Assets	$138,165,784

Composition of Net Assets
Shares of beneficial interest, at par	$117
Additional paid-in capital	130,205,509
Distributable earnings	7,960,158

$138,165,784

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 11,715,194 common shares outstanding)	$11.79

See notes to financial statements.

28 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2019 (unaudited)

Investment Income
Interest	$2,481,879

Total investment income		$2,481,879

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		1,504,967
Futures		897,415
Swaps		34,132
Net change in unrealized appreciation/depreciation of:
Investments(a)		5,002,584
Futures		(195,325)
Swaps		203,675

Net gain on investment transactions		7,447,448

Net Increase in Net Assets from Operations		$9,929,327

(a)	Net of increase in accrued foreign capital gains taxes of $780.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 29

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,481,879	$3,598,990
Net realized gain (loss) on investment transactions	2,436,514	(1,603,725)
Net change in unrealized appreciation/depreciation of investments	5,010,934	4,265,898

Net increase in net assets from operations	9,929,327	6,261,163
Distribution to Shareholders	(2,504,924)	(3,601,284)
Transactions in Shares of Beneficial Interest
Net increase	32,060,907	11,280,835

Total increase	39,485,310	13,940,714
Net Assets
Beginning of period	98,680,474	84,739,760

End of period	$138,165,784	$98,680,474

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$132,064,113		$	– 0	–	$132,064,113
Quasi-Sovereigns		– 0	–	1,403,888			– 0	–	1,403,888
Governments – Sovereign Bonds		– 0	–	1,240,424			– 0	–	1,240,424
Corporates – Non-Investment Grade		– 0	–	94,914			– 0	–	94,914
Short-Term Investments		– 0	–	1,031,067			– 0	–	1,031,067

Total Investments in Securities		– 0	–	135,834,406			– 0	–	135,834,406
Other Financial Instruments(a):
Assets:
Futures		29,530		– 0	–		– 0	–	29,530	(b)
Centrally Cleared Credit Default Swaps		– 0	–	123,482			– 0	–	123,482	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	48,177			– 0	–	48,177	(b)
Liabilities:
Futures		(187,125)		– 0	–		– 0	–	(187,125	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(16,525)			– 0	–	(16,525	)(b)

Total		$(157,595)		$135,989,540		$	– 0	–	$135,831,945

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and

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NOTES TO FINANCIAL STATEMENTS (continued)

dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$61,467,291		$29,753,364
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,451,483
Gross unrealized depreciation	(333,741)

Net unrealized appreciation	$7,117,742

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2019, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized

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NOTES TO FINANCIAL STATEMENTS (continued)

gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of

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NOTES TO FINANCIAL STATEMENTS (continued)

its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments

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NOTES TO FINANCIAL STATEMENTS (continued)

previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2019, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$29,530	*	Receivable/Payable for variation margin on futures	$187,125	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	24,446	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	48,177	*	Receivable/Payable for variation margin on centrally cleared swaps	16,525	*

Total		$102,153			$203,650

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$897,415	$(195,325)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,935	179,326

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	26,197	24,349

Total		$931,547	$8,350

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$10,997,664
Average notional amount of sale contracts	$2,878,295
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,430,000
Credit Default Swaps:
Average notional amount of sale contracts	$33,934	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,694,000	(b)

(a)	Positions were open for two months during the period.

(b)	Positions were open for five months during the period.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Shares sold	3,493,101	3,322,790	$39,649,779	$35,696,079

Shares redeemed	(656,903)	(2,282,342)	(7,588,872)	(24,415,244)

Net increase	2,836,198	1,040,448	$32,060,907	$11,280,835

NOTE E

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an

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NOTES TO FINANCIAL STATEMENTS (continued)

alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,601,284	$2,860,509

Total distributions paid	$3,601,284	$2,860,509

As of April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$411,789
Accumulated capital and other losses	(1,595,243	)(a)
Unrealized appreciation/(depreciation)	2,055,522	(b)

Total accumulated earnings/(deficit)	$872,068	(c)

(a)	As of April 30, 2019, the Fund had a net capital loss carryforward of $1,595,243.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

abfunds.com	AB CORPORATE INCOME SHARES | 45

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2019, the Fund had a net short-term capital loss carryforward of $226,600 and a net long-term capital loss carryforward of $1,368,643, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.11	$ 10.81	$ 11.14	$ 11.19	$ 11.36	$ 11.13

Income From Investment Operations

Net investment income(a)	.23	.44	.39	.38	.39	.43

Net realized and unrealized gain (loss) on investment transactions	.68	.30	(.33)	(.04)	(.16)	.22

Net increase in net asset value from operations	.91	.74	.06	.34	.23	.65

Less: Dividends

Dividends from net investment income	(.23)	(.44)	(.39)	(.39)	(.40)	(.42)

Net asset value, end of period	$ 11.79	$ 11.11	$ 10.81	$ 11.14	$ 11.19	$ 11.36

Total Return

Total investment return based on net asset value(b)*	8.24%	7.03%	.50%	3.08%	2.12%	5.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$138,166	$98,680	$84,740	$74,191	$63,342	$44,939

Ratio to average net assets of:

Net investment income	3.91%^	4.06%	3.47%	3.43%	3.60%	3.76%

Portfolio turnover rate	25%	140%	73%	79%	59%	42%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2017 and April 30, 2015 by .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 47

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Mr. Keegan and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

abfunds.com	AB CORPORATE INCOME SHARES | 49

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors

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noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The

abfunds.com	AB CORPORATE INCOME SHARES | 51

directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 53

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1019

OCT    10.31.19

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 18, 2019

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2019. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	5.09%	12.44%

Bloomberg Barclays Municipal Bond Index	3.54%	9.42%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2019.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-rated municipal bonds within separately managed account strategies. Therefore, the Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was beneficial over both periods.

During both periods, being overweight longer duration municipal bonds contributed to performance, relative to the benchmark, while being underweight four- to five-year duration municipals detracted. Security selection within the state general obligation (“GO”) bond sector contributed, while selection in toll roads/transit detracted.

The Fund utilized derivatives in the form of inflation swaps for hedging purposes, which detracted from absolute performance for the six-month period and had no material impact for the 12-month period. Interest rate swaps were utilized for hedging purposes and had no material impact for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Falling interest rates and a flattening of the yield curve were prominent themes throughout the six- and 12-month periods ended October 31, 2019.

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The yield for the 10-year US Treasury fell roughly 0.4% over the six-month period and almost 1.5% over the 12-month period. The US Federal Reserve (“the Fed”) cut interest rates three times in 2019, taking the target for the Federal Funds rate down by 0.75% this year. The newly imposed limit on state and local tax deductions resulted in increased demand for municipals and municipal supply continues to be light. Lipper reported that municipal mutual funds had $75 billion of inflows through October 30, while the Fed reported that the outstanding volume of municipal bonds shrunk by $17 billion through the second quarter of 2019.

Long-maturity and high-yield municipal bonds were the best performers during both periods, reflective of investors’ demand for additional income in the recent low-yield environment. Given the Fund’s role within separately managed account strategies, the Fund maintained an overweight to both long-maturity and high-yield bonds and these overweights benefited performance.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.18% and 0.05%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to

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DISCLOSURES AND RISKS (continued)

purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

NAV Returns

1 Year	12.44%

5 Years	5.93%

Since Inception[1]	6.83%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

NAV Returns

1 Year	11.15%

5 Years	6.17%

Since Inception[1]	6.89%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,050.90	$0.02	0.00%
Hypothetical**	$1,000	$1,025.12	$0.02	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,191.8

1

All data are as of October 31, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.8%
Long-Term Municipal Bonds – 98.3%
Alabama – 3.7%
County of Jefferson AL Series 2018A 5.00%, 4/01/23-4/01/24	$5,125	$5,816,839
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,804,915
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/36-2/01/41	10,000	11,387,700
Jefferson County Board of Education/AL Series 2018 5.00%, 2/01/39-2/01/46	28,280	33,448,047
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 9/01/46	10,000	14,120,700
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	13,350	14,402,113
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,198,540
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/31	10,000	10,661,800
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)	38,735	44,574,688
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	3,500	4,207,490

		155,622,832

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alaska – 0.2%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	$9,000	$10,535,390

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(a)	8,315	9,339,491
Series 2015A
6.625%, 9/01/35	3,235	3,461,256

		12,800,747

Arizona – 1.2%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 5/20/33	7,930	8,769,152
Arizona Industrial Development Authority (North Carolina Central University Project) BAM 5.00%, 6/01/49-6/01/54	4,285	5,053,326
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 5/01/51	1,100	1,249,919
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,670	3,923,634
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/36	1,000	1,080,730
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	3,051,081
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	3,875	4,189,495
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 7/01/52(a)	18,500	21,043,565

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$70	$76,567
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	201,681
Tempe Industrial Development Authority (Friendship Village of Tempe) 5.00%, 12/01/54	1,185	1,303,607
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)	1,065	1,214,771

		51,157,528

Arkansas – 0.3%
Arkansas Development Finance Authority (Big River Steel LLC) 4.50%, 9/01/49(a)	10,000	10,628,100

California – 6.1%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	106,820
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/34-10/01/37	26,130	30,639,397
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,692,695
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27 (Pre-refunded/ETM)	1,000	1,133,340
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/33-4/01/34	8,210	9,657,911
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	107,013
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	1,700	2,028,576

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/37-11/15/38	$6,150	$7,553,978
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)(a)	85	92,149
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 5/15/39-5/15/40	3,030	3,687,319
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)	1,000	1,052,640
Series 2014 5.00%, 1/01/35	1,085	1,094,244
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/43	3,625	4,241,395
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,073,052
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 6/01/34	1,200	1,332,660
7.25%, 6/01/43	2,075	2,309,994
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	725	769,341
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	6,405	6,824,592
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/40(a)	785	816,855
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 6/01/56(a)	8,850	9,732,610

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34(a)	$3,000	$3,363,840
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(b)(c)(d)	730	14,600
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	576,666
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/48(a)	6,440	7,470,786
Series 2016A 5.00%, 12/01/41(a)	6,160	6,910,596
Series 2018A 5.50%, 12/01/58(a)	3,775	4,426,640
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)	1,200	1,321,380
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	110,491
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 6/01/41	140	151,467
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	280,905
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 9/01/46	1,000	1,155,880

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	$100	$110,502
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47	82,290	84,586,714
5.25%, 6/01/47	2,400	2,476,800
M-S-R Energy Authority (Citigroup, Inc.) Series 2009B 6.50%, 11/01/39	9,370	14,667,517
Municipal Improvement Corp. of Los Angeles (City of Los Angeles CA Lease) Series 2016B 4.00%, 11/01/36	2,705	3,027,788
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	6,215	7,270,136
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/39	3,990	4,551,792
Series 2017 5.00%, 11/01/42	3,375	3,906,326
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,081,010
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,644,764
Series 2014B 5.25%, 1/15/44	1,000	1,130,260
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,685,515
State of California Series 2016 4.00%, 9/01/34-9/01/35	10,000	11,310,150
Tobacco Securitization Authority of Southern California Zero Coupon, 6/01/54(e)	10,480	1,598,410

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University of California CA Revenues 5.00%, 5/15/33(f)	$1,000	$1,126,860
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42 (Pre-refunded/ETM)	3,375	3,658,635

		255,563,011

Colorado – 1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/37(a)	5,000	5,310,550
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	645	705,404
Colorado Health Facilities Authority Series 2012 5.00%, 12/01/42 (Pre-refunded/ETM)	2,910	3,187,992
Series 2013 5.25%, 1/01/40 (Pre-refunded/ETM)	5,910	6,633,857
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 8/01/37-8/01/38	3,960	4,328,677
5.00%, 8/01/44	41,965	49,610,603
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,338,888
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(a)	1,000	1,068,530
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/45	1,000	1,047,490
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,031,760
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/40(a)	1,500	1,570,425
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.75%, 12/01/45	1,000	1,044,890

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/38-12/01/47	$2,000	$2,078,300

		78,957,366

Connecticut – 3.0%
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,500,317
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 7/01/35-7/01/37	2,095	2,508,301
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(a)	2,475	2,687,320
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/35-7/01/38	5,245	6,158,338
State of Connecticut Series 2013A 5.00%, 10/15/24	5,000	5,679,450
Series 2013E 5.00%, 8/15/31(f)	1,000	1,115,210
Series 2015F 5.00%, 11/15/25-11/15/32	7,070	8,370,511
Series 2016A 5.00%, 3/15/32	8,165	9,613,063
Series 2016E 5.00%, 10/15/28-10/15/34	12,845	15,392,984
Series 2016F 5.00%, 10/15/31	10,205	12,183,137
Series 2017A 5.00%, 4/15/29-4/15/34	26,125	31,475,296
Series 2018A 5.00%, 4/15/34-4/15/37	7,930	9,665,518
Series 2018C 5.00%, 6/15/31-6/15/38	7,490	9,190,293
Series 2018E 5.00%, 9/15/37	1,035	1,260,723

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	$5,000	$5,505,650

		127,306,111

Delaware – 0.1%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,639,956
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,380,897

		4,020,853

District of Columbia – 0.7%
District of Columbia (Freedom Forum, Inc. (The)) NATL 5.00%, 8/01/38(g)	14,075	14,075,000
5.15%, 8/01/38(g)	600	600,000
NATL Series 2002B 5.15%, 8/01/37(g)	250	254,063
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,511,008
Series 2016A 5.00%, 6/01/41-6/01/46	1,900	2,138,043
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 7/01/42-7/01/48	8,580	9,996,960
Series 2017B 5.00%, 7/01/37	1,465	1,732,743
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	500	590,555

		30,898,372

Florida – 4.8%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46	435	489,671

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	$1,000	$1,123,480
Bexley Community Development District Series 2016 4.875%, 5/01/47	1,000	1,039,150
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 5.875%, 7/01/40(a)	1,400	1,522,794
6.00%, 7/01/45-7/01/50(a)	4,015	4,372,226
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 7/01/46(a)	1,300	1,382,316
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)	5,820	6,356,953
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,500,035
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,332,961
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/37-8/15/47	14,530	17,237,116
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,413,700
Series 2015A 5.00%, 10/01/31	1,100	1,281,280
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 4/01/39-4/01/51(a)	4,030	4,453,054

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.375%, 1/01/49(a)	$35,770	$33,802,650
Florida Development Finance Corp. (Waste Pro USA, Inc.) 5.00%, 5/01/29(a)	640	705,005
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) 4.00%, 10/01/37	1,000	1,065,540
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 3/01/44-3/01/49	3,380	3,981,701
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/34-10/01/36	9,650	11,555,186
Lakewood Ranch Stewardship District Series 2018 5.30%, 5/01/39	1,000	1,116,160
5.45%, 5/01/48	1,525	1,684,622
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/30	2,700	3,304,125
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32	1,655	1,716,864
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/32 (Pre-refunded/ETM)	600	650,712
5.50%, 11/15/42 (Pre-refunded/ETM)	1,350	1,464,102
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	1,150	1,164,962
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,164,181
Series 2014 5.00%, 11/15/39	2,000	2,243,780

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	$4,000	$4,524,240
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28-10/01/40	3,600	4,110,384
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	3,102,532
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	21,590	24,463,736
Pinellas County Industrial Development Authority 5.00%, 7/01/39	1,955	2,268,230
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,173,164
Series 2018 5.00%, 4/01/48	24,650	28,690,135
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 8/01/31	1,625	1,865,890

		200,322,637

Georgia – 2.5%
Cedartown Polk County Hospital Authority (Floyd Obligated Group) Series 2016 5.00%, 7/01/39	4,000	4,580,640
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,497,517
Series 2014A 5.00%, 1/01/33	1,820	2,063,789
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31	2,500	2,991,775
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32	2,000	2,386,080

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 7/01/32-7/01/37	$10,855	$13,106,643
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36	10,710	12,676,497
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 8/01/43-8/01/47	12,680	14,668,815
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	16,200	17,513,010
Series 2018C 4.00%, 8/01/48	12,245	13,285,948
Municipal Electric Authority of Georgia 5.00%, 1/01/38-1/01/59	16,960	19,539,681

		104,310,395

Guam – 1.2%
Territory of Guam 5.00%, 11/15/31	2,310	2,703,254
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29-12/01/32	9,015	10,368,059
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	6,420	6,709,735
Series 2015D 5.00%, 11/15/32-11/15/35	25,505	28,650,253

		48,431,301

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	211,800

Illinois – 9.6%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	5,630	5,931,486

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015C 5.25%, 12/01/35-12/01/39	$10,315	$11,351,492
Series 2015E 5.125%, 12/01/32	1,000	1,105,670
Series 2016A 7.00%, 12/01/44	1,400	1,701,014
Series 2016B 6.50%, 12/01/46	1,900	2,290,222
Series 2017G 5.00%, 12/01/34	4,150	4,730,211
Series 2017H 5.00%, 12/01/36-12/01/46	5,795	6,475,312
Series 2018A 5.00%, 12/01/26-12/01/28	17,705	20,565,419
Series 2019A 5.00%, 12/01/29-12/01/30	6,070	7,175,137
Series 2019B 5.00%, 12/01/30-12/01/33	3,100	3,637,722
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,894,653
Series 2016B 5.00%, 1/01/34	5,000	5,877,800
Series 2016C 5.00%, 1/01/35-1/01/38	9,250	10,792,308
Series 2017B 5.00%, 1/01/35-1/01/37	33,445	39,829,687
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 7/01/33-7/01/48	7,145	8,360,324
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,614,731
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(h)	1,050	904,764
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/41	2,835	3,330,274
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/36	365	366,051

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	$400	$429,400
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,495	2,582,649
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/40-12/01/46	3,900	4,459,904
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/45	4,295	4,811,431
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.20%, 5/15/30	1,079	960,756
6.33%, 5/15/48	829	731,604
6.44%, 5/15/55	1,998	1,761,615
Series 2016C 2.00%, 5/15/55(b)(c)(h)	609	18,386
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,785,705
Series 2015 5.25%, 5/15/50	2,000	2,130,060
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 8/01/42-8/01/47	3,000	3,390,640
Series 2017C 5.00%, 8/01/46	1,000	1,128,940
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,393,957
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,237,608

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	$3,125	$3,659,198
Series 2015B
5.00%, 1/01/36-1/01/40	5,250	6,088,037
Series 2016A 5.00%, 12/01/32	7,000	8,203,440
Series 2016B 5.00%, 1/01/41	3,450	4,015,351
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/51	11,385	3,349,125
Series 2015B 5.00%, 12/15/45	13,300	14,461,622
Series 2017B Zero Coupon, 12/15/54	9,850	2,509,288
State of Illinois Series 2012 5.00%, 8/01/25	1,300	1,385,631
Series 2014 5.00%, 5/01/23-5/01/31	14,800	16,122,828
Series 2016 5.00%, 1/01/22-11/01/35	40,770	45,554,451
Series 2017A 5.00%, 12/01/25-12/01/34	14,795	16,906,637
Series 2017D 5.00%, 11/01/24-11/01/28	61,270	69,317,560
Series 2018A 5.00%, 10/01/27-5/01/30	12,675	14,634,796
Series 2018B 5.00%, 10/01/26	5,000	5,730,350
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 3/01/33	3,942	4,008,975
Series 2016B 7.00%, 3/01/33	1,762	1,789,840
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25	866	899,705
5.00%, 3/01/36	2,963	3,135,713
Series 2015B 6.00%, 3/01/36	943	1,019,440

		402,548,919

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 1.0%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 8/15/51	$3,905	$4,469,273
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,025,620
5.50%, 8/15/40-8/15/45	3,020	3,104,648
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,109,070
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,595,546
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)	22,795	22,993,544

		40,297,701

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	6,405	6,935,526
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 5/15/43-5/15/48	11,000	12,262,300

		19,197,826

Kansas – 0.1%
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 3/01/44-3/01/49(e)	3,140	3,706,909
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 6/01/40	1,900	1,986,583

		5,693,492

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/34-8/15/46	$15,780	$18,304,950
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/44-8/01/49	6,725	7,931,747
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	1,685	1,762,729
5.50%, 11/15/45	1,000	1,048,510
Series 2016A 5.00%, 5/15/46-5/15/51	3,100	3,230,930
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37-6/01/45	9,625	10,983,900
5.25%, 6/01/41	1,250	1,447,363
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35	1,750	1,871,993
5.75%, 11/15/45	3,350	3,590,865
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	8,205	9,703,643

		59,876,630

Louisiana – 2.1%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 7/01/41(d)	2,130	2,177,201
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34-12/01/36	3,400	4,134,320

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	$2,100	$2,331,357
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/34-10/01/44	27,600	32,970,291
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47 (Pre-refunded/ETM)	10	12,149
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(c)(d)	2,750	27
Series 2014A 7.50%, 7/01/23(c)(d)	1,250	12
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 7/01/59	10,270	11,925,421
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 7/01/42-7/01/57	17,565	20,177,745
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	1,110	1,266,910
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	1,000	1,152,780
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 6/01/37	4,855	4,854,369
2.10%, 6/01/37	2,465	2,471,089
2.20%, 6/01/37	3,700	3,708,214
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,688,779

		88,870,664

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine – 0.5%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	$4,630	$5,232,872
Series 2018R-2 4.375%, 8/01/35(a)	1,700	1,860,871
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018A 5.00%, 7/01/43-7/01/48	9,620	11,411,457
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,091,140

		19,596,340

Maryland – 0.3%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/33-9/01/36	3,250	3,771,263
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38	1,000	1,106,900
City of Baltimore MD (Harbor Point Special Taxing District) 3.625%, 6/01/46(a)	1,750	1,758,417
Series 2019B 3.875%, 6/01/46(a)	300	300,588
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/31	3,245	3,773,383

		10,710,551

Massachusetts – 0.9%
Massachusetts Development Finance Agency (Emerson College) Series 2017A 5.00%, 1/01/40	670	785,019
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/43	1,760	2,002,669

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	$5,000	$5,352,550
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/34-10/01/35	2,360	2,859,796
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	3,850	4,445,574
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,567,026
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013G 5.00%, 7/01/37	2,550	2,825,323
AGM Series 2019A 5.00%, 7/01/36	1,000	1,208,900
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/22(i)	10,525	9,327,150
Series 2017A 7.75%, 12/01/44(a)	4,525	4,480,157

		37,854,164

Michigan – 3.4%
City of Detroit MI 5.00%, 4/01/33-4/01/38	4,385	4,881,768
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/32	4,400	4,757,896
5.25%, 7/01/39	4,825	5,235,366
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.00%, 7/01/41	1,060	1,110,265

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Detroit City School District Series 2012A 5.00%, 5/01/31	$120	$129,804
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/32-11/01/37	1,655	1,799,581
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 7/01/46	1,025	1,201,792
Series 2016D 5.00%, 7/01/36	25,210	29,609,397
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	20,100	21,902,045
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,409,531
Series 2015D-1 5.00%, 7/01/34	2,000	2,329,200
Series 2015D-2 5.00%, 7/01/34	3,400	3,943,796
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35	4,000	4,406,880
5.00%, 11/15/32	3,850	4,613,570
Series 2019A 5.00%, 11/15/48	6,635	8,036,246
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,264,460
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,886,551
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/30(a)	2,050	2,317,730

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016 7.50%, 12/01/25(a)	$8,970	$10,258,989
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,097,620
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 6/30/48	8,600	10,162,706
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 6/01/48	5,775	5,806,474
Wayne State University Series 2018A 5.00%, 11/15/43	4,000	4,849,240

		143,010,907

Minnesota – 0.2%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 8/01/54	1,000	1,097,630
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 2/15/43-2/15/48	2,925	3,444,045
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/45	1,900	2,208,712

		6,750,387

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/41	9,630	10,867,359
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 1/01/36-1/01/37	2,005	2,234,632
5.00%, 1/01/35	1,230	1,522,506

		14,624,497

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 1.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	$2,925	$3,352,898
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	100,998
Series 2016A 5.00%, 2/01/46	1,000	1,124,410
Series 2019I 4.00%, 2/01/42-2/01/48(e)	37,870	39,783,596
5.00%, 2/01/42-2/01/48(e)	3,220	3,842,405
Kansas City Industrial Development Authority 5.00%, 7/01/40(a)	3,175	3,222,022
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(i)	2,915	2,601,958
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 8/15/39	620	679,929
Series 2016A 5.00%, 8/15/36-8/15/46	3,060	3,361,902
Series 2018 5.00%, 8/15/42	6,940	7,763,501
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,745,537
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015A 5.00%, 12/01/35	2,000	2,198,440
5.125%, 12/01/45	4,500	4,909,815

		76,687,411

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/34	1,085	1,276,047

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 1.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	$2,975	$3,229,364
Series 2017A 5.00%, 9/01/34-9/01/42	40,700	55,108,023

		58,337,387

Nevada – 1.4%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 9/01/37-9/01/47	3,935	4,572,192
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(a)	17,000	2,442,050
Clark County School District Series 2017C 5.00%, 6/15/33-6/15/36	17,110	20,314,388
AGM Series 2019B 3.00%, 6/15/37	5,185	5,255,983
County of Clark NV (Southern California Edison Co.) Series 2015A 1.875%, 6/01/31	4,700	4,703,243
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	2,045,574
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	16,407,020
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 2/15/38(a)	1,890	2,172,328

		57,912,778

New Hampshire – 0.3%
New Hampshire Health and Education Facilities Authority Act (Concord Hospital Obligated Group) Series 2017 5.00%, 10/01/47	8,105	9,524,185

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	$2,940	$3,129,248

		12,653,433

New Jersey – 8.9%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,256,084
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	3,455	3,750,541
Series 2014P 5.00%, 6/15/29	5,000	5,583,150
Series 2014U 5.00%, 6/15/21	3,500	3,695,125
Series 2015X 5.00%, 6/15/21	15,920	16,807,540
Series 2017A 5.00%, 7/01/33	1,640	1,891,478
Series 2017B 5.00%, 11/01/20	7,505	7,763,322
Series 2017D 5.00%, 6/15/33-6/15/42	5,370	6,122,527
Series 2018A 5.00%, 6/15/42-6/15/47	5,885	6,658,804
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37-10/01/47	6,035	6,959,769
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 6/15/42	7,085	8,027,659
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	783,040
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,114,509

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2000B 5.625%, 11/15/30	$1,475	$1,693,418
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,300	1,577,329
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	102,239
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36-7/01/42	8,645	10,257,543
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/35	1,070	1,232,843
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 7/01/44	2,040	2,330,006
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24-6/15/30	38,985	45,727,544
Series 2018A 5.00%, 6/15/30-6/15/31	35,540	41,441,834
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/46	2,325	2,643,711
Series 2014A 5.00%, 6/15/38	1,000	1,097,910
Series 2015A 5.00%, 6/15/45	8,450	9,358,206
Series 2018A 5.00%, 12/15/33-12/15/35	22,405	26,146,840

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019B 4.00%, 6/15/36-6/15/37	$2,715	$2,896,975
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27 (Pre-refunded/ETM)	2,500	2,753,325
5.00%, 1/01/32 (Pre-refunded/ETM)	1,000	1,101,330
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	17,767,246
Series 2016A 5.00%, 1/01/33	6,500	7,703,280
Series 2017A 5.00%, 1/01/33-1/01/34	15,000	18,121,100
Series 2017B 5.00%, 1/01/32-1/01/33	13,540	16,718,152
Series 2019A 5.00%, 1/01/48	11,320	13,732,179
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 6/01/46	68,740	75,677,241

		372,493,799

New Mexico – 0.8%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	14,230	14,240,245
Series 2015A 1.875%, 4/01/29	9,050	9,056,516
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 5.00%, 5/15/39-5/15/49(e)	2,180	2,408,483
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,147,408
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 7/01/39-7/01/49	6,615	7,460,856

		34,313,508

New York – 4.2%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,155,220
City of New York NY Series 2018E 5.00%, 3/01/37-3/01/38	17,500	21,421,475

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Newburgh NY Series 2012A 5.625%, 6/15/34	$245	$266,229
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/46	13,520	15,661,298
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/32	4,425	4,973,877
Series 2016A 5.00%, 11/15/32	3,440	4,076,778
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	75	76,148
6.70%, 1/01/49	449	444,562
Series 2014B 5.50%, 7/01/20	232	232,242
Series 2014C 2.00%, 1/01/49(b)(c)(h)	514	83,488
New York City Municipal Water Finance Authority Series 2019D 5.00%, 6/15/49	8,000	9,653,280
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	107,493
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,806,439
New York NY GO Series 2013A-1 5.00%, 10/01/28(f)	500	552,320
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/30-12/01/34(a)	4,200	4,962,172
New York State Thruway Authority AGM Series 2012I 5.00%, 1/01/37 (Pre-refunded/ETM)	2,000	2,169,480
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/41	3,800	4,419,476

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	$51,325	$62,115,965
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41-7/01/46	13,185	14,591,694
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	1,090	1,128,673
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,202,913
Series 2013178 5.00%, 12/01/33	5,000	5,632,900
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(f)	1,950	2,169,904
TSASC, Inc./NY Series 2017A 5.00%, 6/01/41	1,560	1,750,835
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37	860	878,456
5.25%, 9/15/42-9/15/53	2,330	2,383,548
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,095,974
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	4,230	4,748,133

		176,760,972

North Carolina – 0.6%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/42-10/01/47	5,830	6,683,971
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40	5,000	5,347,250
5.00%, 7/01/45	1,000	1,072,630

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	$2,250	$2,447,483
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,856,693
Series 2017 5.00%, 9/01/46	1,000	1,071,620
North Carolina Turnpike Authority Series 2018 5.00%, 1/01/40	5,000	6,028,200

		24,507,847

North Dakota – 0.6%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.00%, 9/15/28(a)	7,725	7,648,213
5.375%, 9/15/38(a)	4,750	4,604,318
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/48-6/01/53	10,230	11,498,724

		23,751,255

Ohio – 3.0%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/41-2/15/46	10,000	11,452,740
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	21,875	22,015,437
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)	675	729,614
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37-12/01/47	7,500	8,908,433
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 2/15/52	5,680	6,368,245
Series 2017 5.00%, 2/15/42	6,490	7,336,491
5.25%, 2/15/47	12,860	14,758,522

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	$2,300	$2,345,586
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,098,001
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)	2,415	2,700,863
County of Ross OH (Adena Health System Obligated Group) 5.00%, 12/01/49	6,000	7,213,920
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40	2,500	2,551,850
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/49(b)(c)	5,440	5,603,200
Series 2009D 4.25%, 8/01/29	5,205	5,582,362
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	7,480	8,022,300
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 9/01/29	1,780	1,832,190
Ohio Higher Educational Facility Commission (Kenyon College) 5.00%, 7/01/38-7/01/42(e)	9,690	11,719,886
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	3,110	3,335,475
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)	1,000	1,072,180

		124,647,295

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.5%
Comanche County Memorial Hospital 5.00%, 7/01/22	$780	$830,575
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 8/15/57	14,170	16,885,539
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,125	1,227,218

		18,943,332

Pennsylvania – 7.7%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 4/01/34-4/01/36	33,535	40,263,348
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(a)	2,270	2,533,865
Altoona Area School District BAM Series 2018 5.00%, 12/01/45	1,600	1,829,104
Beaver County Industrial Development Authority (FirstEnergy Generation LLC) Series 2016B 4.25%, 10/01/47	10,000	10,725,000
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	1,430	1,533,675
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	9,736,463
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 5/15/48	1,000	1,113,260
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/43	1,350	1,449,927
6.00%, 10/01/48	9,000	9,744,570

abfunds.com	AB MUNICIPAL INCOME SHARES | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 3/01/48(a)	$1,050	$1,116,822
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,274,892
Series 2017 5.00%, 8/01/29-8/01/31	12,110	14,810,780
Series 2019B 5.00%, 2/01/35-2/01/38	11,300	14,019,910
AGM Series 2017A 5.00%, 8/01/33-8/01/34	13,000	15,720,190
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/35-10/01/36	5,105	6,206,500
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018A 5.00%, 7/01/38	1,120	1,347,797
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	10,000	10,861,200
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46-6/01/51	3,375	3,858,823
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	180,983
Series 2012 5.25%, 1/01/41	1,000	1,031,610
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/35	4,000	4,894,680
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/47	1,500	1,644,945

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 4.00%, 9/01/49-9/01/51	$8,900	$9,625,556
5.00%, 9/01/51	2,300	2,733,895
Series 2018 5.00%, 9/01/35	3,600	4,343,508
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/25 (Pre-refunded/ETM)	200	221,482
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30	1,040	1,077,190
5.25%, 1/01/40	4,740	4,881,963
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 7/01/35	5,135	5,580,307
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	277,471
Series 2016A 5.00%, 3/01/37	1,400	1,549,086
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 8/01/39(a)	2,330	2,316,463
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/41	1,620	1,746,473
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,251,161

abfunds.com	AB MUNICIPAL INCOME SHARES | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32	$1,000	$1,173,680
Series 2017 5.00%, 5/01/41	1,000	1,179,350
Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	4,000	4,647,440
Series 2017B 5.00%, 6/01/35-6/01/36	12,850	15,293,698
Series 2018A 5.00%, 12/01/43	10,000	12,168,200
Series 2019A 5.00%, 12/01/38	5,435	6,653,907
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 5/01/35	1,000	1,221,260
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/42	2,000	2,215,500
School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	2,615	3,019,938
Series 2016F 5.00%, 9/01/33-9/01/36	4,000	4,701,730
Series 2018A 5.00%, 9/01/34-9/01/38	4,000	4,825,370
Series 2018B 5.00%, 9/01/43	3,000	3,561,990
Series 2019A 4.00%, 9/01/37-9/01/39(e)	5,530	6,125,026
5.00%, 9/01/44(e)	17,900	21,389,247
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(a)	12,110	12,415,232
Series 2016B 6.08%, 1/01/26(a)	915	911,120

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016C Zero Coupon, 1/01/36(a)	$2,945	$1,254,835
Series 2016D Zero Coupon, 1/01/57(a)	59,385	5,652,858
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/30	9,880	11,674,403
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 8/01/38-8/01/43	8,435	9,745,641

		323,333,324

Puerto Rico – 5.8%
Commonwealth of Puerto Rico Series 2006A 5.25%, 7/01/23	2,510	1,926,425
Series 2008A 5.00%, 7/01/23	255	194,756
Series 2011A 5.75%, 7/01/41(b)(c)	4,265	3,081,462
Series 2012A 5.50%, 7/01/39(b)(c)	5,000	3,350,000
5.75%, 7/01/28(b)(c)	1,350	904,500
Series 2014A 8.00%, 7/01/35(b)(c)	13,625	8,243,125
AGC Series 2001A 5.50%, 7/01/29	670	757,080
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 8/20/40	8,688	6,776,686
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 7/01/38-7/01/44	7,990	8,079,888
6.125%, 7/01/24	7,190	7,756,212
Series 2012A 4.25%, 7/01/25	8,140	8,312,975
5.00%, 7/01/33	4,705	4,899,081
5.125%, 7/01/37	1,155	1,205,531
5.25%, 7/01/29-7/01/42	12,060	12,633,488
5.50%, 7/01/28	4,090	4,330,287
5.75%, 7/01/37	2,985	3,167,831
6.00%, 7/01/47	2,845	3,026,369
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(b)(c)	14,970	11,227,500

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.25%, 7/01/30	$1,040	$790,400
Series 2010C 5.00%, 7/01/24(b)(c)	1,735	1,301,250
Series 2010D 5.00%, 7/01/21(b)(c)	1,050	787,500
5.00%, 7/01/22	950	712,500
Series 2010X 5.25%, 7/01/40	9,480	7,204,800
Series 2010Z 5.25%, 7/01/24	2,565	1,949,400
Series 2012A 5.00%, 7/01/29	2,510	1,882,500
5.00%, 7/01/42(b)(c)	1,740	1,305,000
AGM Series 2007U 5.00%, 7/01/23	1,050	1,075,788
AGM Series 2007V 5.25%, 7/01/31	25,380	28,386,515
NATL Series 2007V 5.25%, 7/01/29-7/01/35	6,350	6,803,730
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	8,600	9,579,110
AGC Series 2007C 5.50%, 7/01/31	1,735	1,980,693
AGC Series 2007N 5.25%, 7/01/36	825	923,777
AGM Series 2007C 5.25%, 7/01/36	1,800	2,015,550
NATL Series 2005L 5.25%, 7/01/35	7,565	8,031,004
NATL Series 2007 5.50%, 7/01/28	1,000	1,089,640
NATL Series 2007N 5.25%, 7/01/33	480	511,819
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	23,735	24,298,706
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	338,350

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24-7/01/46	$8,565	$2,944,360
Series 2019A 4.329%, 7/01/40	11,500	11,672,385
4.55%, 7/01/40	1,198	1,224,500
5.00%, 7/01/58	33,956	35,647,009

		242,329,482

Rhode Island – 0.1%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46 (Pre-refunded/ETM)	3,150	3,406,820
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017A 5.00%, 5/15/28-5/15/29	2,000	2,429,660

		5,836,480

South Carolina – 1.9%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	1,037,230
5.125%, 5/01/48	1,000	1,039,620
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/38	575	641,901
Series 2013B 5.00%, 12/01/38	810	904,244
Series 2014A 5.00%, 12/01/49	11,820	13,158,260
Series 2014B 5.00%, 12/01/38	1,160	1,303,759
Series 2014C 5.00%, 12/01/36-12/01/46	3,495	3,944,929
Series 2015A 5.00%, 12/01/50	5,000	5,659,600
Series 2016A 5.00%, 12/01/34-12/01/36	4,815	5,669,454
Series 2016B 5.00%, 12/01/37-12/01/56	38,780	45,251,065

		78,610,062

abfunds.com	AB MUNICIPAL INCOME SHARES | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Dakota – 1.0%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	$17,850	$20,900,743
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/33-9/01/40	18,295	21,688,759

		42,589,502

Tennessee – 1.3%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)	9,080	9,374,374
5.125%, 12/01/42(a)	11,900	12,210,590
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 8/01/44-8/01/49	11,555	13,638,004
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	5,250	5,649,052
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)	5,040	5,636,585
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/40	2,435	2,836,653
Series 2017A 5.00%, 7/01/48	2,335	2,707,316

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/42	$1,000	$1,048,490
5.375%, 12/01/47	800	841,200

		53,942,264

Texas – 6.7%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/41-2/15/46	6,060	7,018,466
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	3,500	3,786,265
Series 2016 5.00%, 1/01/33-1/01/40	6,855	7,919,564
Central Texas Turnpike System Series 2015C 5.00%, 8/15/37	6,800	7,647,756
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,248,589
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	15,355	17,152,763
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,319,139
Series 2018 5.00%, 7/15/28	22,875	27,380,231
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	564,270
Series 2013 6.00%, 8/15/43	1,000	1,134,040
Series 2016A 5.00%, 8/15/34-8/15/36	3,180	3,770,116
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/28(a)	1,150	1,229,948
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35 (Pre-refunded/ETM)	1,500	1,554,360

abfunds.com	AB MUNICIPAL INCOME SHARES | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	$3,150	$3,459,109
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	5,340	5,938,721
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	7,305	8,251,436
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	25,175	27,285,924
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/53	8,315	8,795,274
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/37	1,380	1,477,732
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018A 5.50%, 7/01/54	4,500	4,731,930
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	1,700	1,831,648
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	4,940	5,550,584
North Texas Education Finance Corp. Series 2012A 5.125%, 12/01/42 (Pre-refunded/ETM)	280	307,258
North Texas Tollway Authority (North Texas Tollway System) Series 2014B 5.00%, 1/01/31	8,975	10,160,149

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 1/01/35	$7,000	$8,074,710
Series 2017B 5.00%, 1/01/33-1/01/43	7,400	8,757,960
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)	1,790	2,029,162
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,552,108
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012
5.50%, 1/01/32	1,740	1,834,291
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(b)(c)(d)	2,180	545,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22(b)(c)(h)	200	140,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22	580	580,331
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/41-2/15/48	8,465	9,435,150
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,260,920
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44(h)	5,025	4,773,750
Series 2009B 6.86% (Bond Buyer + 3.00%), 11/15/45(h)(j)	1,075	1,021,250

abfunds.com	AB MUNICIPAL INCOME SHARES | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	$5,350	$5,783,392
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	10,690	12,468,174
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,406,491
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	684,631
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	201,802
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 6/30/58	29,940	34,871,717
Series 2013 6.75%, 6/30/43	3,600	4,173,192
Texas State University System Series 2019A 3.00%, 3/15/37(e)	2,300	2,361,272
Texas Transportation Commission 5.00%, 8/01/57	7,500	8,761,800
Travis County Health Facilities Development Corp. Series 2012A 7.00%, 1/01/32 (Pre-refunded/ETM)	1,200	1,279,368
7.125%, 1/01/46 (Pre-refunded/ETM)	2,430	2,594,195
Uptown Development Authority Series 2017A 5.00%, 9/01/35	1,015	1,158,907
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)	75	86,448

		281,351,293

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.0%
Timber Lakes Water Special Service District 8.125%, 6/15/31 (Pre-refunded/ETM)	$65	$72,050
8.125%, 6/15/31	10	10,698
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	102,375

		185,123

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 4/01/36(a)	1,100	1,247,774
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	208,796
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,772,835

		3,229,405

Virginia – 0.6%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)	1,000	1,054,120
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,000	1,145,140
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,057,326
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	2,110,892
Peninsula Town Center Community Development Authority Series 2018 5.00%, 9/01/37-9/01/45(a)	3,490	3,881,406

abfunds.com	AB MUNICIPAL INCOME SHARES | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	$7,490	$7,510,298
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/45(a)	1,110	1,185,935
Series 2015B 5.25%, 7/01/35(a)	1,000	1,097,690
Virginia College Building Authority (Virginia Lease 21st Century College Prog) Series 2016A 5.00%, 2/01/28(f)	550	617,551
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,895,899
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/52	2,250	2,575,530

		26,131,787

Washington – 1.8%
Kalispel Tribe of Indians Series 2018A 5.25%, 1/01/38(a)	750	831,180
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/30	2,235	2,400,055
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 1/01/48	9,000	10,353,690
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,736,023
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/44	9,835	11,626,839
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 7/01/35	2,350	2,836,262
Series 2017B 5.00%, 7/01/34	1,855	2,247,666

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/33-8/15/37	$18,005	$20,816,604
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)	3,550	3,810,322
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/31-1/01/46(a)	2,790	3,125,028
Series 2019A 5.00%, 1/01/44-1/01/55(a)	9,220	10,015,886
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	3,215	3,671,626

		77,471,181

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2013A 5.50%, 6/01/44	2,100	2,337,594

Wisconsin – 1.4%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,559,448
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 8/15/52(k)	20,345	23,762,960
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) 5.00%, 7/01/44	1,000	1,146,890
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 6/01/48(a)	3,335	3,557,878

abfunds.com	AB MUNICIPAL INCOME SHARES | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$2,060	$2,247,357
Series 2016D 4.05%, 11/01/30	720	774,857
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42-5/01/47	2,650	2,964,835
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/37-5/15/47(a)	3,225	3,615,180
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(a)	2,685	2,829,829
6.375%, 1/01/48(a)	11,270	11,891,540
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(a)	1,550	1,679,100
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/44(a)	1,000	1,090,420
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(a)	545	593,091

		60,713,385

Total Long-Term Municipal Bonds (cost $3,890,201,480)		4,120,144,467

Short-Term Municipal Notes – 0.5%
Alaska – 0.5%
Municipality of Anchorage AK 2.00%, 12/20/19 (cost $18,358,439)	18,350	18,372,570

Total Municipal Obligations (cost $3,908,559,919)		4,138,517,037

	Shares
SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(l)(m)(n) (cost $58,157,898)	58,157,898	58,157,898

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Corporates - Non-Investment Grade – 0.0%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 6/30/20(i)(o)(p)	$1,166	$1,165,981
Series 2018 8.00%, 6/30/20(i)(o)(p)	346	346,389

Total Corporates – Non-Investment Grade (cost $1,512,370)		1,512,370

Total Short-Term Investments (cost $59,670,268)		59,670,268

Total Investments – 100.2% (cost $3,968,230,187)		4,198,187,305
Other assets less liabilities – (0.2)%		(6,406,920)

Net Assets – 100.0%		$4,191,780,385

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	437,230	6/17/24	1.760%	CPI#	Maturity	$(3,415,999)	$—	$(3,415,999)
USD	256,170	1/15/25	1.671%	CPI#	Maturity	(657,747)	—	(657,747)

						$(4,073,746)	$—	$(4,073,746)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	514,490	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$4,690,697	$—	$4,690,697
USD	105,000	9/11/24	3 Month LIBOR	1.414%	Quarterly/ Semi-Annual	(490,651)	—	(490,651)
USD	250,000	10/15/24	3 Month LIBOR	1.582%	Quarterly/ Semi-Annual	1,075,772	—	1,075,772
USD	160,600	1/15/25	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	542,867	—	542,867
USD	115,000	3/18/29	3 Month LIBOR	2.661%	Quarterly/ Semi-Annual	10,887,941	—	10,887,941
USD	39,125	10/09/29	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	(473,274)	—	(473,274)

abfunds.com	AB MUNICIPAL INCOME SHARES | 59

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	39,125	10/09/29	3 Month LIBOR	1.470%	Quarterly/ Semi-Annual	$(484,259)	$—	$(484,259)
USD	37,250	4/16/49	3 Month LIBOR	2.746%	Quarterly/ Semi-Annual	8,414,966	—	8,414,966

						$24,164,059	$—	$24,164,059

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,003	9/20/20	2.263%	CPI#	Maturity	$(663,660)
Barclays Bank PLC	USD	42,028	10/15/20	2.208%	CPI#	Maturity	(501,494)
Barclays Bank PLC	USD	25,607	10/15/20	2.210%	CPI#	Maturity	(306,844)
Citibank, NA	USD	30,570	10/17/20	2.220%	CPI#	Maturity	(370,276)
JPMorgan Chase Bank, NA	USD	50,936	8/30/20	2.210%	CPI#	Maturity	(636,679)
JPMorgan Chase Bank, NA	USD	666,890	7/15/24	2.165%	CPI#	Maturity	(13,774,866)

							$(16,253,819)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	52,610	10/09/29	1.120%	SIFMA*	Quarterly	$362,770
Citibank, NA	USD	52,610	10/09/29	1.125%	SIFMA*	Quarterly	335,642

							$698,412

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $409,083,037 or 9.8% of net assets.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Restricted and illiquid security.

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A
7.00%, 06/01/47	9/07/12	$449,235	$14,600	0.00%
Jefferson Parish Hospital Service District No. 2 Series 2011
6.375%, 07/01/41	9/04/14	2,194,811	2,177,201	0.05%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B
10.50%, 07/01/39	11/22/13	1,973,785	27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A
7.50%, 07/01/23	7/31/14	868,862	12	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B
8.00%, 07/01/38	5/08/13	2,220,132	545,000	0.01%

(e)	When-Issued or delayed delivery security.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(g)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2019 and the aggregate market value of these securities amounted to $14,929,063 or 0.36% of net assets.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community)
Series 2016 6.00%, 11/15/46	12/18/15	$2,933,112	$2,601,958	0.06%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017 8.00%, 12/01/22	12/07/17	9,282,932	9,327,150	0.22%
Texas Pellets, Inc./German Pellets Texas LLC
8.00%, 6/30/20	6/15/16-1/12/18	1,165,981	1,165,981	0.03%

abfunds.com	AB MUNICIPAL INCOME SHARES | 61

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC
Series 2018 8.00%, 6/30/20	11/30/18	$346,389	$346,389	0.01%

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(p)	Fair valued by the Adviser.

As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

62 | AB MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,910,072,289)	$4,140,029,407
Affiliated issuers (cost $58,157,898)	58,157,898
Cash	1,596,323
Cash collateral due from broker	42,615,791
Interest receivable	56,520,473
Receivable for shares of beneficial interest sold	13,172,623
Receivable for variation margin on centrally cleared swaps	5,531,872
Receivable for investment securities sold	869,250
Unrealized appreciation on interest rate swaps	698,412
Affiliated dividends receivable	45,283
Receivable due from Adviser	2,495

Total assets	4,319,239,827

Liabilities
Payable for investment securities purchased	92,699,655
Unrealized depreciation on inflation swaps	16,253,819
Dividends payable	12,635,850
Payable for floating rate notes issued*	3,510,000
Cash collateral due to broker	1,530,000
Payable for shares of beneficial interest redeemed	819,432
Other liabilities	10,686

Total liabilities	127,459,442

Net Assets	$4,191,780,385

Composition of Net Assets
Shares of beneficial interest, at par	$3,472
Additional paid-in capital	3,963,189,136
Distributable earnings	228,587,777

$4,191,780,385

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 347,187,856 common shares outstanding)	$12.07

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 63

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2019 (unaudited)

Investment Income
Interest	$71,579,795
Dividends—Affiliated issuers	1,027,098
Other income(a)	45,567	$72,652,460

Expenses
Interest expense	77,371

Total expenses		77,371

Net investment income		72,575,089

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		1,581,129
Swaps		(4,327,063)
Net change in unrealized appreciation/depreciation of:
Investments		112,607,788
Swaps		5,977,177

Net gain on investment transactions		115,839,031

Net Increase in Net Assets from Operations		$188,414,120

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

64 | AB MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$72,575,089	$119,281,882
Net realized loss on investment transactions	(2,745,934)	(2,269,690)
Net change in unrealized appreciation/depreciation of investments	118,584,965	110,839,076

Net increase in net assets from operations	188,414,120	227,851,268
Distribution to Shareholders	(71,986,410)	(121,039,748)
Transactions in Shares of Beneficial Interest
Net increase	565,777,445	641,871,214

Total increase	682,205,155	748,682,734
Net Assets
Beginning of period	3,509,575,230	2,760,892,496

End of period	$4,191,780,385	$3,509,575,230

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2019 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$188,414,120
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(888,969,212)
Purchases of short-term investments	(513,305,078)
Proceeds from disposition of long-term investments	164,379,982
Proceeds from disposition of short-term investments	595,995,695
Net realized loss on investment transactions	2,745,934
Net change in unrealized appreciation/depreciation on investment transactions	(118,584,965)
Net accretion of bond discount and amortization of bond premium	12,551,516
Decrease in receivable for investments sold	6,028,407
Increase in interest receivable	(9,598,055)
Decrease in affiliated dividends receivable	224,038
Decrease in receivable due from Adviser	21,685
Increase in cash collateral due from broker	(33,186,655)
Increase in payable for investments purchased	81,310,430
Increase in cash collateral due to broker	1,530,000
Increase in other liabilities	1,321
Payments on swaps, net	(1,408,910)
Proceeds for exchange-traded derivatives settlements	10,400,796

Total adjustments		(689,863,071)

Net cash provided by (used in) operating activities		(501,448,951)
Cash flows from financing activities
Subscriptions in shares of beneficial interest, net	573,391,781
Cash dividends paid	(70,346,507)

Net cash provided by (used in) financing activities		503,045,274

Net increase in cash		1,596,323
Cash at beginning of period		—

Cash at end of period		$1,596,323

Supplemental disclosure of cash flow information
Interest expense paid during the period	$77,371

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,120,144,467		$	– 0	–	$4,120,144,467
Short-Term Municipal Notes		– 0	–	18,372,570			– 0	–	18,372,570
Short-Term Investments:
Investment Companies		58,157,898		– 0	–		– 0	–	58,157,898
Corporates – Non-Investment Grade		– 0	–	– 0	–		1,512,370		1,512,370
Liabilities:
Floating Rate Notes(a)		(3,510,000)		– 0	–		– 0	–	(3,510,000)

Total Investments in Securities		54,647,898		4,138,517,037			1,512,370		4,194,677,305
Other Financial Instruments(b):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	25,612,243			– 0	–	25,612,243	(c)
Interest Rate Swaps		– 0	–	698,412			– 0	–	698,412
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(4,073,746)			– 0	–	(4,073,746	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,448,184)			– 0	–	(1,448,184	)(c)
Inflation (CPI) Swaps		– 0	–	(16,253,819)			– 0	–	(16,253,819)

Total		$54,647,898		$4,143,051,943			$1,512,370		$4,199,212,211	+

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

+

An amount of $462,035,461 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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NOTES TO FINANCIAL STATEMENTS (continued)

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

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The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended April 30, 2019, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $657 and $661, respectively, with realized gain of $661.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2019, such reimbursement amounted to $45,567.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2019 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$75,312	$503,051	$520,205	$58,158	$1,027

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an

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approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$888,969,212		$159,172,909
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$264,187,469
Gross unrealized depreciation	(29,695,445)

Net unrealized appreciation	$234,492,024

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2019, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$25,612,243	*	Receivable/ Payable for variation margin on centrally cleared swaps	$5,521,930	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on interest rate swaps	$698,412

Interest rate contracts			Unrealized depreciation on inflation swaps	$16,253,819

Total		$26,310,655		$21,775,749

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,327,063)	$5,977,177

Total		$(4,327,063)	$5,977,177

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2019:

Interest Rate Swaps:
Average notional amount	$105,220,000	(a)
Inflation Swaps:
Average notional amount	$894,432,286
Centrally Cleared Interest Rate Swaps:
Average notional amount	$619,578,571
Centrally Cleared Inflation Swaps:
Average notional amount	$488,464,000	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$698,412	$(370,276)		$(328,136)		$	– 0	–	$	– 0	–

Total	$698,412	$(370,276)		$(328,136)		$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,471,998	$ – 0	–	$(1,471,998)		$	– 0	–	$	– 0	–
Citibank, NA	370,276	(370,276)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	14,411,545	– 0	–	– 0	–		(14,411,545)			– 0	–

Total	$16,253,819	$(370,276)		$(1,471,998)			$(14,411,545)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Shares sold	69,161,376	117,096,573	$829,954,435	$1,333,456,463

Shares redeemed	(21,994,804)	(60,999,172)	(264,176,990)	(691,585,249)

Net increase	47,166,572	56,097,401	$565,777,445	$641,871,214

NOTE E

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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NOTES TO FINANCIAL STATEMENTS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$2,482,625	$1,215,893

Total taxable distributions	2,482,625	1,215,893
Tax-exempt distributions	118,557,123	81,365,308

Total distributions paid	$121,039,748	$82,581,201

As of April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$10,973,405
Accumulated capital and other losses	(2,841,255	)(a)
Unrealized appreciation/(depreciation)	115,651,426	(b)

Total accumulated earnings/(deficit)	$123,783,576	(c)

(a)	As of April 30, 2019, the Fund had a net capital loss carryforward of $2,841,255.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2019, the Fund had a net short-term capital loss carryforward of $1,311,125 and a net long-term capital loss carryforward of $1,530,130, which may be carried forward for an indefinite period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2019, the amount of the Fund’s Floating Rate Notes outstanding was $3,510,000 and the related interest rate was 1.10% to 1.18%. For the six months ended October 31, 2019, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $3,510,000 and 2.23%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on

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NOTES TO FINANCIAL STATEMENTS (continued)

December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts needed to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$ 11.70		$ 11.32	$ 11.25	$ 11.59		$ 11.14	$ 10.64

Income From Investment Operations

Net investment income(a)	.22		.45	.44	.44		.48	.51

Net realized and unrealized gain (loss) on investment transactions	.37		.38	.07	(.34)		.46	.51

Net increase in net asset value from operations	.59		.83	.51	.10		.94	1.02

Less: Dividends

Dividends from net investment income	(.22)		(.45)	(.44)	(.44)		(.49)	(.52)

Net asset value, end of period	$ 12.07		$ 11.70	$ 11.32	$ 11.25		$ 11.59	$ 11.14

Total Return

Total investment return based on net asset value(b)	5.09%		7.53%	4.55%	.87%		8.69%	9.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,191,780		$3,509,575	$2,760,892	$1,667,126		$1,112,540	$634,667

Ratio to average net assets of:

Expenses(c)	.00	%(d)^	.01%	.01%	.00	%(d)	.01%	.01%

Net investment income	3.72	%^	3.91%	3.82%	3.85%		4.25%	4.62%

Portfolio turnover rate	4%		14%	19%	23%		8%	10%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

(d)	Amount is less than .005%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in the periods reviewed was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1019

OCT    10.31.19

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you Invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2019

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2019. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	2.72%	5.56%

Bloomberg Barclays US Aggregate ex Government Bond Index	5.65%	11.86%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex Government Bond Index, for the six- and 12-month periods ended October 31, 2019.

During the six-month period, the Fund underperformed the benchmark. The Fund’s shorter-than-benchmark duration detracted, relative to the benchmark, as yields fell across the curve during the period. Yield-curve positioning detracted as well, as gains from an overweight to the short end of the curve were more than offset by negative returns from underweight positioning along the intermediate and long portions of the curve. Security selection also detracted, primarily from consumer non-cyclicals. Industry allocation contributed, helped most by a lack of exposure to agency mortgage-backed securities.

During the 12-month period, the Fund underperformed the benchmark. The Fund’s shorter-than-benchmark duration detracted, as yields fell almost across the entire spectrum in the period. Yield-curve positioning also detracted as rates fell, particularly underweights along the five- to 30-year portions of the yield curve. Security selection also detracted, primarily within consumer non-cyclicals. Industry allocation added to returns, helped most by a lack of exposure to agency mortgage-backed securities and gains in banking.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the six-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, in reaction to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remains below target in most developed countries and is falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

NAV Returns

1 Year	5.56%

5 Years	2.17%

Since Inception[1]	2.44%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

NAV Returns

1 Year	5.25%

5 Years	2.13%

Since Inception[1]	2.42%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,027.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $247.5

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 83.6%
Industrial – 50.6%
Basic – 3.1%
Dow Chemical Co. (The) 3.00%, 11/15/22	$2,110	$2,160,893
DuPont de Nemours, Inc. 3.766%, 11/15/20	1,550	1,578,629
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	505	529,381
Glencore Funding LLC 3.00%, 10/27/22(a)	225	227,660
Packaging Corp. of America 2.45%, 12/15/20	1,010	1,013,525
PPG Industries, Inc. 3.60%, 11/15/20	2,000	2,032,200

		7,542,288

Capital Goods – 5.9%
Boeing Co. (The) 2.70%, 5/01/22	1,150	1,168,504
2.80%, 3/01/23	800	818,128
Caterpillar Financial Services Corp. 1.90%, 9/06/22	700	700,126
2.95%, 2/26/22	1,150	1,178,520
CNH Industrial Capital LLC 4.375%, 11/06/20	1,900	1,940,261
General Dynamics Corp. 3.00%, 5/11/21	1,000	1,018,220
General Electric Co. Series G 3.15%, 9/07/22	1,100	1,120,834
Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 2/21/21	1,015	1,024,764
John Deere Capital Corp. 1.95%, 6/13/22	636	637,851
2.30%, 6/07/21	1,100	1,108,316
Northrop Grumman Corp. 2.08%, 10/15/20	1,000	1,001,300
United Technologies Corp. 1.50%, 11/01/19	525	525,000
4.50%, 4/15/20	300	303,300
Waste Management, Inc. 2.90%, 9/15/22	2,000	2,056,580

		14,601,704

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Media – 5.2%
CBS Corp. 2.90%, 6/01/23	$1,450	$1,478,174
3.375%, 3/01/22	1,100	1,126,928
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 7/23/22	1,750	1,839,425
Comcast Corp. 1.625%, 1/15/22	1,200	1,198,944
3.125%, 7/15/22	1,365	1,414,604
Discovery Communications LLC 3.45%, 3/15/25	1,000	1,035,060
Omnicom Group, Inc./Omnicom Capital, Inc. 3.625%, 5/01/22	1,000	1,036,020
Time Warner Cable LLC 4.00%, 9/01/21	5	5,126
Viacom, Inc. 4.25%, 9/01/23	1,000	1,062,830
Walt Disney Co. (The) 2.362% (LIBOR 3 Month + 0.25%), 9/01/21(b)	725	726,834
3.00%, 9/15/22(a)	1,800	1,860,228
4.50%, 2/15/21(a)	105	108,538

		12,892,711

Communications - Telecommunications – 1.9%
AT&T, Inc. 3.312% (LIBOR 3 Month + 1.18%), 6/12/24(b)	610	620,394
3.80%, 3/15/22	515	535,924
Crown Castle International Corp. 2.25%, 9/01/21	1,375	1,378,809
Telefonica Emisiones SA 5.462%, 2/16/21	45	46,931
Verizon Communications, Inc. 2.45%, 11/01/22	1,975	2,003,302
3.45%, 3/15/21	200	204,286

		4,789,646

Consumer Cyclical - Automotive – 2.4%
BMW Finance NV 2.25%, 8/12/22(a)	675	677,734
BMW US Capital LLC 3.40%, 8/13/21(a)	1,065	1,091,891
Daimler Finance North America LLC 2.45%, 5/18/20(a)	1,000	1,002,660

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.425%, 6/12/20	$400	$399,608
3.336%, 3/18/21	325	326,950
General Motors Co. 3.009% (LIBOR 3 Month + 0.80%), 8/07/20(b)	125	125,207
General Motors Financial Co., Inc. 2.45%, 11/06/20	220	220,117
3.15%, 1/15/20	100	100,165
Harley-Davidson Financial Services, Inc. 3.55%, 5/21/21(a)	1,025	1,042,650
Nissan Motor Acceptance Corp. 2.15%, 9/28/20(a)	455	454,641
Toyota Motor Credit Corp. Series G 2.20%, 1/10/20	500	500,210

		5,941,833

Consumer Cyclical - Other – 1.3%
DR Horton, Inc. 2.55%, 12/01/20	1,000	1,003,530
Marriott International, Inc./MD 2.30%, 1/15/22	1,115	1,122,470
Series Y 2.738% (LIBOR 3 Month + 0.60%), 12/01/20(b)	1,110	1,113,619

		3,239,619

Consumer Cyclical - Restaurants – 0.7%
Starbucks Corp. 2.10%, 2/04/21	100	100,254
2.20%, 11/22/20	477	478,498
2.70%, 6/15/22	1,025	1,044,823

		1,623,575

Consumer Cyclical - Retailers – 0.4%
Walmart, Inc. 3.125%, 6/23/21	1,015	1,038,315

Consumer Non-Cyclical – 13.2%
Abbott Laboratories 2.90%, 11/30/21	2,000	2,040,280
AbbVie, Inc. 2.30%, 5/14/21	650	652,892
2.50%, 5/14/20	17	17,026
3.375%, 11/14/21	1,000	1,025,880
Allergan Funding SCS 3.00%, 3/12/20	610	611,360

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 2.625%, 1/14/20	$120	$120,066
2.85%, 8/09/22	400	405,932
4.75%, 5/05/21	1,000	1,038,770
AmerisourceBergen Corp. 3.50%, 11/15/21	1,550	1,587,355
Archer-Daniels-Midland Co. 3.375%, 3/15/22	1,110	1,144,632
Baxalta, Inc. 3.60%, 6/23/22	23	23,496
Becton Dickinson and Co. 2.675%, 12/15/19	209	209,061
Biogen, Inc. 3.625%, 9/15/22	54	56,421
Bristol-Myers Squibb Co. 2.60%, 5/16/22(a)	600	611,130
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	1,375	1,390,317
Cardinal Health, Inc. 2.616%, 6/15/22	1,750	1,771,192
Celgene Corp. 2.25%, 8/15/21	700	701,967
2.875%, 2/19/21	480	484,699
Cigna Corp. 3.40%, 9/17/21	1,615	1,654,681
4.75%, 11/15/21(a)	300	315,303
CommonSpirit Health 2.76%, 10/01/24	1,000	1,016,270
Conagra Brands, Inc. 2.512% (LIBOR 3 Month + 0.50%), 10/09/20(b)	1,000	1,000,710
Constellation Brands, Inc. 2.00%, 11/07/19	1,055	1,054,968
CVS Health Corp. 2.125%, 6/01/21	400	400,676
2.75%, 12/01/22	500	508,300
3.35%, 3/09/21	400	407,328
3.70%, 3/09/23	600	626,034
Gilead Sciences, Inc. 1.95%, 3/01/22	565	566,390
2.55%, 9/01/20	1,000	1,005,390
Keurig Dr Pepper, Inc. 3.551%, 5/25/21	1,300	1,330,186
Kraft Heinz Foods Co. 2.80%, 7/02/20	13	13,026
Kroger Co. (The) 6.15%, 1/15/20	150	151,164

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Laboratory Corp. of America Holdings 2.625%, 2/01/20	$430	$430,443
Medtronic, Inc. 3.15%, 3/15/22	40	41,254
Molson Coors Brewing Co. 2.25%, 3/15/20	375	374,985
PepsiCo, Inc. 2.00%, 4/15/21	1,000	1,003,600
Philip Morris International, Inc. 1.875%, 11/01/19	1,055	1,055,000
Reynolds American, Inc. 4.00%, 6/12/22	100	104,044
6.875%, 5/01/20	1,000	1,022,980
Thermo Fisher Scientific, Inc. 3.00%, 4/15/23	1,340	1,382,880
Tyson Foods, Inc. 2.25%, 8/23/21	1,160	1,165,742
2.682% (LIBOR 3 Month + 0.55%), 6/02/20(b)	475	475,708
4.50%, 6/15/22	530	560,634
Zimmer Biomet Holdings, Inc. 2.914% (LIBOR 3 Month + 0.75%), 3/19/21(b)	1,055	1,054,715

		32,614,887

Energy – 5.4%
BP Capital Markets America, Inc. 3.245%, 5/06/22	1,775	1,832,137
Energy Transfer Operating LP 4.25%, 3/15/23	1,000	1,047,250
4.65%, 6/01/21	10	10,299
Enterprise Products Operating LLC 2.85%, 4/15/21	1,060	1,072,921
4.05%, 2/15/22	615	642,140
5.20%, 9/01/20	55	56,456
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	99	103,192
4.15%, 3/01/22	37	38,613
5.30%, 9/15/20	5	5,132
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	435,296
Marathon Petroleum Corp. 5.125%, 3/01/21	48	49,965
MPLX LP 3.202% (LIBOR 3 Month + 1.10%), 9/09/22(b)	1,250	1,254,575
ONEOK, Inc. 4.25%, 2/01/22	1,542	1,599,948

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Phillips 66 4.30%, 4/01/22	$90	$95,004
Schlumberger Finance Canada Ltd. 2.20%, 11/20/20(a)	1,000	1,003,850
Schlumberger Holdings Corp. 3.90%, 5/17/28(a)	85	89,663
TransCanada PipeLines Ltd. 9.875%, 1/01/21	1,000	1,087,770
Western Midstream Operating LP 4.00%, 7/01/22	1,370	1,392,372
Williams Cos., Inc. (The) 3.60%, 3/15/22	425	437,338
4.125%, 11/15/20	1,119	1,136,613

		13,390,534

Services – 2.2%
Amazon.com, Inc. 2.50%, 11/29/22	600	612,336
eBay, Inc. 2.15%, 6/05/20	830	830,249
Global Payments, Inc. 2.65%, 2/15/25	835	846,682
Mastercard, Inc. 2.00%, 11/21/21	1,590	1,598,347
Moody’s Corp. 3.25%, 6/07/21	200	203,356
4.50%, 9/01/22	1,300	1,380,002

		5,470,972

Technology – 7.8%
Analog Devices, Inc. 2.875%, 6/01/23	685	700,330
2.95%, 1/12/21	1,255	1,267,073
Apple, Inc. 1.70%, 9/11/22	1,850	1,850,555
Baidu, Inc. 2.875%, 7/06/22	375	377,226
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.00%, 1/15/22	625	633,044
Broadcom, Inc. 3.125%, 10/15/22(a)	1,995	2,031,808
Fidelity National Information Services, Inc. 2.25%, 8/15/21	1,155	1,158,939
Hewlett Packard Enterprise Co. 2.25%, 4/01/23	1,500	1,500,090
3.60%, 10/15/20	75	76,000

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Honeywell International, Inc. 2.15%, 8/08/22	$1,300	$1,313,091
IBM Credit LLC 3.60%, 11/30/21	1,105	1,143,984
International Business Machines Corp. 2.85%, 5/13/22	500	511,345
2.875%, 11/09/22	200	205,442
Lam Research Corp. 2.80%, 6/15/21	1,583	1,604,560
Oracle Corp. 1.90%, 9/15/21	1,175	1,177,726
3.625%, 7/15/23	750	794,580
QUALCOMM, Inc. 2.60%, 1/30/23	600	610,746
3.00%, 5/20/22	1,550	1,592,532
VMware, Inc. 2.30%, 8/21/20	800	800,688

		19,349,759

Transportation - Railroads – 0.4%
Union Pacific Corp. 3.20%, 6/08/21	1,040	1,061,840

Transportation - Services – 0.7%
Ryder System, Inc. 3.45%, 11/15/21	500	513,075
3.50%, 6/01/21	100	102,262
United Parcel Service, Inc. 2.05%, 4/01/21	1,050	1,054,326

		1,669,663

		125,227,346

Financial Institutions – 26.4%
Banking – 19.9%
American Express Co. 2.20%, 10/30/20	200	200,554
2.75%, 5/20/22	265	270,093
American Express Credit Corp. 2.375%, 5/26/20	1,500	1,503,120
Bank of America Corp. 2.756% (LIBOR 3 Month + 0.65%), 6/25/22(b)	785	787,920
2.881%, 4/24/23	1,640	1,667,650
3.124%, 1/20/23	135	137,761
5.00%, 5/13/21	30	31,339
5.875%, 1/05/21	40	41,808
Bank of New York Mellon Corp. (The) 1.95%, 8/23/22	1,125	1,127,261

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

2.661%, 5/16/23	$750	$760,185
Bank of Nova Scotia (The) 2.00%, 11/15/22	1,150	1,147,942
2.375%, 1/18/23	800	808,472
BB&T Corp. 2.15%, 2/01/21	200	200,622
3.20%, 9/03/21	830	847,754
BNP Paribas SA 2.375%, 5/21/20	1,000	1,002,360
BPCE SA 2.65%, 2/03/21	1,000	1,008,110
Canadian Imperial Bank of Commerce 2.10%, 10/05/20	1,000	1,002,190
Capital One Financial Corp. 2.40%, 10/30/20	220	220,882
2.50%, 5/12/20	230	230,488
4.75%, 7/15/21	20	20,886
Capital One NA 2.15%, 9/06/22	750	750,270
2.95%, 7/23/21	1,100	1,116,335
Citibank NA 2.125%, 10/20/20	300	300,705
3.165%, 2/19/22	675	684,713
3.40%, 7/23/21	1,115	1,142,184
Citigroup, Inc. 2.876%, 7/24/23	985	1,002,198
Commonwealth Bank of Australia 2.25%, 3/10/20(a)	1,000	1,001,150
Danske Bank A/S 2.80%, 3/10/21(a)	1,070	1,078,068
Discover Bank 2.45%, 9/12/24	350	351,005
3.10%, 6/04/20	255	256,341
3.35%, 2/06/23	1,125	1,161,056
Fifth Third Bancorp 3.50%, 3/15/22	53	54,720
Fifth Third Bank 2.20%, 10/30/20	1,750	1,754,200
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21	48	48,165
2.60%, 4/23/20	200	200,550
2.876%, 10/31/22	200	202,810
2.905%, 7/24/23	450	457,227
2.908%, 6/05/23	300	304,743
3.00%, 4/26/22	1,050	1,063,850
3.20%, 2/23/23	200	206,166
5.75%, 1/24/22	195	210,239

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series D 6.00%, 6/15/20	$40	$40,961
HSBC Bank USA NA 4.875%, 8/24/20	1,000	1,022,600
HSBC Holdings PLC 4.00%, 3/30/22	150	156,867
5.10%, 4/05/21	65	67,747
JPMorgan Chase & Co. 2.40%, 6/07/21	225	226,586
2.776%, 4/25/23	2,045	2,075,430
4.50%, 1/24/22	95	100,100
KeyBank NA/Cleveland OH 3.35%, 6/15/21	1,020	1,041,961
Lloyds Banking Group PLC 3.10%, 7/06/21	585	594,284
Manufacturers & Traders Trust Co. 2.05%, 8/17/20	355	355,234
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	215	217,264
3.535%, 7/26/21	850	869,584
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	220	221,441
Morgan Stanley 2.625%, 11/17/21	1,760	1,779,642
Series G 5.50%, 7/28/21	102	107,932
Nationwide Building Society 4.363%, 8/01/24(a)	200	212,016
PNC Bank NA 2.30%, 6/01/20	250	250,485
2.45%, 11/05/20	250	251,505
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	30	30,239
Regions Bank 3.374%, 8/13/21	1,165	1,176,359
Royal Bank of Canada Series G 2.80%, 4/29/22	1,115	1,137,724
Santander Holdings USA, Inc. 3.244%, 10/05/26(a)	1,615	1,619,360
Santander UK PLC 3.40%, 6/01/21	1,025	1,046,320
SunTrust Bank/Atlanta GA 3.525%, 10/26/21	1,125	1,140,694
Synchrony Bank 3.65%, 5/24/21	1,025	1,044,127

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 3.25%, 6/11/21	$1,040	$1,062,578
US Bank NA/Cincinnati OH 2.05%, 10/23/20	440	440,937
3.15%, 4/26/21	550	560,439
Wells Fargo & Co. 2.50%, 3/04/21	200	201,376
Wells Fargo Bank NA 2.082%, 9/09/22	350	349,692
2.897%, 5/27/22	2,125	2,150,925
Westpac Banking Corp. 2.15%, 3/06/20	388	388,318
Zions Bancorp NA 3.50%, 8/27/21	1,055	1,079,866

		49,384,685

Finance – 1.3%
AIG Global Funding 2.30%, 7/01/22(a)	500	501,840
3.35%, 6/25/21(a)	600	612,480
Air Lease Corp. 2.25%, 1/15/23	1,000	997,150
2.50%, 3/01/21	1,015	1,019,750

		3,131,220

Insurance – 1.5%
Anthem, Inc. 2.50%, 11/21/20	1,070	1,075,853
Metropolitan Life Global Funding I 2.05%, 6/12/20(a)	520	520,280
New York Life Global Funding 1.95%, 9/28/20(a)	1,000	1,000,920
Prudential Financial, Inc. 4.50%, 11/15/20	85	87,183
UnitedHealth Group, Inc. 1.95%, 10/15/20	465	465,707
3.15%, 6/15/21	555	566,344

		3,716,287

Other Finance – 0.5%
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/23	1,180	1,246,387

REITS – 3.2%
American Tower Corp. 2.25%, 1/15/22	675	677,282
3.00%, 6/15/23	575	589,841
3.50%, 1/31/23	600	624,450

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kimco Realty Corp. 3.20%, 5/01/21	$1,370	$1,390,879
3.40%, 11/01/22	200	206,996
Realty Income Corp. 3.25%, 10/15/22	1,350	1,397,209
Simon Property Group LP 2.50%, 9/01/20	560	561,747
Welltower, Inc. 4.00%, 6/01/25	1,000	1,081,020
Weyerhaeuser Co. 3.25%, 3/15/23	1,400	1,438,094

		7,967,518

		65,446,097

Utility – 6.6%
Electric – 6.6%
American Electric Power Co., Inc. 2.15%, 11/13/20	1,050	1,051,921
Berkshire Hathaway Energy Co. 2.375%, 1/15/21	650	653,815
CenterPoint Energy, Inc. 2.50%, 9/01/22	1,855	1,871,417
DTE Energy Co. Series B 3.30%, 6/15/22	2,000	2,054,280
Duke Energy Florida LLC 2.10%, 12/15/19	125	125,004
Edison International 2.125%, 4/15/20	555	553,052
Entergy Corp. 4.00%, 7/15/22	78	81,569
Eversource Energy 2.50%, 3/15/21	2,180	2,192,404
Exelon Corp. 2.45%, 4/15/21	548	551,250
2.85%, 6/15/20	145	145,596
Exelon Generation Co. LLC 2.95%, 1/15/20	604	604,556
Florida Power & Light Co. 2.639% (LIBOR 3 Month + 0.40%), 5/06/22(b)	400	400,000
National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/21	1,673	1,695,870
NextEra Energy Capital Holdings, Inc. 2.403%, 9/01/21	778	784,255
2.80%, 1/15/23	600	612,384

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pinnacle West Capital Corp. 2.25%, 11/30/20	$1,000	$1,001,570
Public Service Enterprise Group, Inc. 2.65%, 11/15/22	1,850	1,880,266
TECO Finance, Inc. 5.15%, 3/15/20	10	10,102

		16,269,311

Total Corporates – Investment Grade (cost $205,251,335)		206,942,754

ASSET-BACKED SECURITIES – 4.7%
Autos - Fixed Rate – 2.1%
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	1,288	1,288,665
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22	94	93,974
Series 2017-1, Class A1 2.07%, 5/15/22	175	175,053
Series 2017-2, Class A1 2.16%, 9/15/22	1,000	1,001,633
GM Financial Automobile Leasing Trust Series 2017-3, Class A3 2.01%, 11/20/20	217	217,460
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A3 1.97%, 5/16/22(a)	1,039	1,039,304
Honda Auto Receivables Owner Trust Series 2017-3, Class A4 1.98%, 11/20/23	400	400,201
USAA Auto Owner Trust Series 2017-1, Class A4 1.88%, 9/15/22	1,000	999,558

		5,215,848

Other ABS - Fixed Rate – 1.4%
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(a)(c)	67	67,123
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(c)	36	35,693
Series 2017-2, Class A 3.28%, 2/25/26(a)(c)	210	212,058

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-5, Class A2 2.78%, 9/25/26(a)(c)	$845	$847,706
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(c)	1,000	1,013,626
Verizon Owner Trust Series 2017-3A, Class A1A 2.06%, 4/20/22(a)(c)	1,260	1,260,379

		3,436,585

Credit Cards - Fixed Rate – 1.2%
Cabela’s Credit Card Master Note Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)	120	122,431
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 3/15/23	105	106,304
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 8/15/24	1,400	1,403,860
Series 2018-B, Class A 3.46%, 7/15/25	1,350	1,386,158

		3,018,753

Total Asset-Backed Securities (cost $11,607,918)		11,671,186

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
Non-Agency Floating Rate CMBS – 1.3%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.914% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)	1,000	1,000,613
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.876% (LIBOR 1 Month + 1.03%), 11/19/35(a)(b)	1,000	1,001,297
Invitation Homes Trust Series 2018-SFR4, Class A 2.989% (LIBOR 1 Month + 1.10%), 1/17/38(a)(b)	341	341,103
Starwood Retail Property Trust Series 2014-STAR, Class A 3.134% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	975	973,222

		3,316,235

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.9%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	$872	$872,258
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	401	399,223
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/47(a)	750	772,773
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)	100	100,339

		2,144,593

Agency CMBS – 0.1%
Federal Home Loan Mortgage Corp. Series K021, Class A1 1.603%, 1/25/22	63	63,067
Series K025, Class A1 1.875%, 4/25/22	80	79,470

		142,537

Total Commercial Mortgage-Backed Securities (cost $5,572,780)		5,603,365

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 1.6%
United States – 1.6%
Chicago Housing Authority Series 2018B 3.324%, 1/01/22	1,000	1,028,520
Pennsylvania Turnpike Commission Series 2019E 2.556%, 12/01/25(d)	760	765,236
Regional Transportation Authority Series 2018A 3.013%, 5/29/20	1,000	1,006,370
State of Connecticut Series 2018A 3.75%, 9/15/20	1,100	1,116,863

Total Local Governments – US Municipal Bonds (cost $3,865,601)		3,916,989

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 2.25%, 4/15/22 (cost $3,828,270)	$3,800	$3,865,312

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.5%
Risk Share Floating Rate – 1.4%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(a)(b)	800	801,579
Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(a)(b)	383	383,204
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.223% (LIBOR 1 Month + 4.40%), 1/25/24(b)	735	796,203
Series 2016-C01, Class 1M2 8.573% (LIBOR 1 Month + 6.75%), 8/25/28(b)	480	529,106
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(b)	651	709,330
Series 2016-C03, Class 1M1 3.823% (LIBOR 1 Month + 2.00%), 10/25/28(b)	81	81,570
STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(a)(b)	84	83,680

		3,384,672

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 1/15/27	272	269,884
Series 4459, Class CA 5.00%, 12/15/34	61	65,421

		335,305

Total Collateralized Mortgage Obligations (cost $3,802,110)		3,719,977

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
U.S. Treasury Bills – 3.4%
U.S. Treasury Bill Zero Coupon, 11/21/19 (cost $8,491,067)	$8,500	$8,492,846

	Shares
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(e)(f)(g) (cost $4,682,007)	4,682,007	4,682,007

Total Short-Term Investments (cost $13,173,074)		13,174,853

Total Investments – 100.6% (cost $247,101,088)		248,894,436
Other assets less liabilities – (0.6)%		(1,379,560)

Net Assets – 100.0%		$247,514,876

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	11,250	12/06/20	3 Month LIBOR	2.985%	Quarterly/ Semi-Annual	$256,371	$—	$256,371
USD	15,000	4/18/21	3 Month LIBOR	2.511%	Quarterly/ Semi-Annual	194,449	—	194,449

						$450,820	$—	$450,820

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)%	Monthly	3.40%	USD	105	$2,102	$3,622	$(1,520)

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Securities, LLC
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00	) %	Monthly	3.40%	USD	1,560	$31,356	$140,253	$(108,897)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	32	(2,726)	(3,205)	479
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	59	(5,027)	(8,114)	3,087
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	180	(15,321)	(17,752)	2,431
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	335	(28,542)	(33,032)	4,490
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	18	(1,533)	(1,819)	286
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	224	(19,066)	(22,669)	3,603
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%		Monthly	6.42	USD	291	(24,794)	(27,851)	3,057
JP Morgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.42	USD	1,716	(146,203)	(262,035)	115,832

							$(209,754)	$(232,602)	$22,848

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $28,270,045 or 11.4% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	When-Issued or delayed delivery security.

(e)	Affiliated investments.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $242,419,081)	$244,212,429
Affiliated issuers (cost $4,682,007)	4,682,007
Cash	4,426
Cash collateral due from broker	147,644
Interest receivable	1,757,422
Receivable for shares of beneficial interest sold	339,985
Market value on credit default swaps (net premiums paid $143,875)	33,458
Receivable for variation margin on centrally cleared swaps	30,531
Affiliated dividends receivable	4,040
Receivable due from Adviser	223

Total assets	251,212,165

Liabilities
Payable for investment securities purchased	2,622,729
Dividends payable	562,335
Payable for shares of beneficial interest redeemed	269,013
Market value on credit default swaps (net premiums received $376,477)	243,212

Total liabilities	3,697,289

Net Assets	$247,514,876

Composition of Net Assets
Shares of beneficial interest, at par	$249
Additional paid-in capital	245,998,638
Distributable earnings	1,515,989

$247,514,876

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 24,880,992 common shares outstanding)	$9.95

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2019 (unaudited)

Investment Income
Interest	$2,551,172
Dividends—Affiliated issuers	49,023
Other income(a)	2,378

Total investment income		$2,602,573

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		497,076
Swaps		189,674
Net change in unrealized appreciation/depreciation of:
Investments		1,474,448
Swaps		200,798

Net gain on investment transactions		2,361,996

Net Increase in Net Assets from Operations		$4,964,569

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,602,573	$3,852,818
Net realized gain (loss) on investment transactions	686,750	(71,236)
Net change in unrealized appreciation/depreciation of investments	1,675,246	2,150,372

Net increase in net assets from operations	4,964,569	5,931,954
Distribution to Shareholders	(2,698,975)	(3,965,321)
Transactions in Shares of Beneficial Interest
Net increase	90,949,463	22,704,832

Total increase	93,215,057	24,671,465
Net Assets
Beginning of period	154,299,819	129,628,354

End of period	$247,514,876	$154,299,819

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values

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NOTES TO FINANCIAL STATEMENTS (continued)

many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of

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NOTES TO FINANCIAL STATEMENTS (continued)

delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$206,942,754		$	– 0	–	$206,942,754
Asset-Backed Securities		– 0	–	8,234,601			3,436,585		11,671,186
Commercial Mortgage-Backed Securities		– 0	–	5,603,365			– 0	–	5,603,365
Local Governments – US Municipal Bonds		– 0	–	3,916,989			– 0	–	3,916,989
Governments – Treasuries		– 0	–	3,865,312			– 0	–	3,865,312
Collateralized Mortgage Obligations		– 0	–	3,719,977			– 0	–	3,719,977
Short-Term Investments:
U.S. Treasury Bills		– 0	–	8,492,846			– 0	–	8,492,846
Investment Companies		4,682,007		– 0	–		– 0	–	4,682,007

Total Investments in Securities		4,682,007		240,775,844			3,436,585		248,894,436
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	450,820			– 0	–	450,820	(b)
Credit Default Swaps		– 0	–	33,458			– 0	–	33,458

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Credit Default Swaps	$	– 0	–	$(243,212)	$	– 0	–	$(243,212)

Total		$4,682,007		$241,016,910		$3,436,585		$249,135,502

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities			Total
Balance as of 4/30/19	$3,694,807			$1,000,090		$4,694,897
Accrued discounts/(premiums)	56			– 0	–	56
Realized gain (loss)	141			– 0	–	141
Change in unrealized appreciation/depreciation	19,588			– 0	–	19,588
Purchases	– 0	–		– 0	–	– 0	–
Sales/Paydowns	(278,007)			– 0	–	(278,007)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,000,090)		(1,000,090	)(a)

Balance as of 10/31/19	$3,436,585		$	– 0	–	$3,436,585

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)	$19,588		$	– 0	–	$19,588

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2019, all Level 3 securities were priced by third party vendors.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2019, such reimbursement amounted to $2,320.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2019 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,711	$98,945	$96,974	$4,682	$49

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

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NOTES TO FINANCIAL STATEMENTS (continued)

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$117,063,165	$23,716,561
U.S. government securities	42,070,991	49,811,875

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,502,581
Gross unrealized depreciation	(235,565)

Net unrealized appreciation	$2,267,016

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in

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NOTES TO FINANCIAL STATEMENTS (continued)

specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker,

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NOTES TO FINANCIAL STATEMENTS (continued)

as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to

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NOTES TO FINANCIAL STATEMENTS (continued)

which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2019, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$450,820	*

Credit contracts	Market value on credit default swaps	33,458		Market value on credit default swaps	$243,212

Total		$484,278			$243,212

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$169,613	$161,285

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,061	39,513

Total		$189,674	$200,798

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2019:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$37,832,857
Credit Default Swaps:
Average notional amount of buy contracts	$1,620,000
Average notional amount of sale contracts	$2,777,857

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$2,102	$(2,102)	$	– 0	–	$	– 0	–	$	– 0	–
JP Morgan Securities, LLC	31,356	(31,356)		– 0	–		– 0	–		– 0	–

Total	$33,458	$(33,458)	$	– 0	–	$	– 0	–		$0	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$23,074	$(2,102)		$	– 0	–	$	– 0	–	$20,972
Credit Suisse International	49,141	– 0	–		– 0	–		– 0	–	49,141
Goldman Sachs International	24,794	– 0	–		– 0	–		– 0	–	24,794
JP Morgan Securities, LLC	146,203	(31,356)			– 0	–		– 0	–	114,847

Total	$243,212	$(33,458)		$	– 0	–	$	– 0	–	$209,754	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Shares sold	14,617,171	8,683,152	$144,954,859	$84,359,626

Shares redeemed	(5,444,661)	(6,340,194)	(54,005,396)	(61,654,794)

Net increase	9,172,510	2,342,958	$90,949,463	$22,704,832

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 45

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 47

NOTES TO FINANCIAL STATEMENTS (continued)

to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,965,321	$2,437,423

Total distributions paid	$3,965,321	$2,437,423

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$292,755
Accumulated capital and other losses	(1,152,312	)(a)
Unrealized appreciation/(depreciation)	473,329	(b)

Total accumulated earnings/(deficit)	$(386,228	)(c)

(a)	As of April 30, 2019, the Fund had a net capital loss carryforward of $1,152,312.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2019, the Fund had a net short-term capital loss carryforward of $954,970 and a net long-term capital loss carryforward of $197,342, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.82	$ 9.70	$ 9.84	$ 9.91	$ 9.97	$ 9.97

Income From Investment Operations
Net investment income(a)	.13	.25	.20	.17	.14	.09
Net realized and unrealized gain (loss) on investment transactions	.14	.13	(.14)	(.01)	(.02 )†	.03

Net increase in net asset value from operations	.27	.38	.06	.16	.12	.12

Less: Dividends
Dividends from net investment income	(.14)	(.26)	(.20)	(.23)	(.18)	(.12)

Net asset value, end of period	$ 9.95	$ 9.82	$ 9.70	$ 9.84	$ 9.91	$ 9.97

Total Return
Total investment return based on net asset value(b)	2.72%	4.00%	.65%	1.48%	1.26%	1.16%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$247,515	$154,300	$129,628	$74,327	$307,233	$117,588
Ratio to average net assets of:
Net investment income	2.59%^	2.62%	2.05%	1.67%	1.44%	.89%
Portfolio turnover rate	39%	45%	81%	85%	109%	109%

See footnote summary on page 51.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Senior Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio, Keegan and Peebles are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 55

arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

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Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

58 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

NOTES

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1019

OCT    10.31.19

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 17, 2019

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2019. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	5.35%	13.07%

Bloomberg Barclays Municipal Bond Index	3.54%	9.42%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2019.

During the six-month period, the Fund outperformed its benchmark. The Fund’s longer-than-benchmark duration positioning contributed most, relative to the benchmark, as yields declined and municipal securities rallied. An overweight to lower quality tiers also contributed, as did security selection in the Fund’s education and health impact sectors. There were no significant detractors for the six-month period.

During the 12-month period, the Fund outperformed its benchmark, primarily due to a longer-than-benchmark duration position, as yields declined and fixed-income assets rallied. An overweight to lower rated quality tiers, specifically BBB’s, also contributed. Selections in the Fund’s health care impact sector holdings contributed, while selection in education holdings detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Municipal bonds posted strong returns for the six-month period ended October 31, 2019, as inflation remained tame. US yields declined across the maturity spectrum, with the benchmark 10-year US Treasury yield falling 81 basis points to end the six-month period at 1.69%. Longer-maturity municipals outperformed shorter and intermediate-term municipals. By quality tier, lower rated municipals outperformed the highest rated quality tiers.

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

The underlying goal of the Fund is to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 17.41% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social

(continued on next page)

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

4 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

6 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

NAV Returns

1 Year	13.07%

Since Inception[1]	5.82%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

NAV Returns

1 Year	11.90%

Since Inception[1]	6.02%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

8 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,053.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $177.9

1

All data are as October 31, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

10 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 90.3%
Long-Term Municipal Bonds – 89.2%
American Samoa – 0.9%
American Samoa Economic Development Authority (Territory of American Samoa) 6.00%, 9/01/23(a)	$1,565	$1,628,398

California – 13.4%
Alameda Corridor Transportation Authority
Series 2016A 5.00%, 10/01/22	725	795,412
Series 2016B 5.00%, 10/01/35-10/01/36	2,095	2,453,770
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018A 5.00%, 10/01/36-10/01/46	3,155	3,823,239
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/37-6/01/54(a)	850	920,865
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/51(a)	250	267,452
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 6/01/48-6/01/56(a)	2,085	2,231,592
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 6/01/48(a)	3,750	4,150,275
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2018 5.00%, 8/01/38(a)	1,000	1,182,200
California Statewide Communities Development Authority (Loma Linda University Medical Center)
5.25%, 12/01/48(a)	500	580,030
Series 2016A 5.00%, 12/01/41(a)	1,190	1,335,001
Series 2018A 5.25%, 12/01/43(a)	2,640	3,078,610
5.50%, 12/01/58(a)	660	773,929

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 8/01/48	$500	$593,905
Golden Empire Schools Financing Authority (Kern High School District) Series 2018 5.00%, 5/01/21	1,195	1,264,131
Port of Los Angeles Series 2014A 5.00%, 8/01/21	355	378,302

		23,828,713

Colorado – 1.7%
Denver Health & Hospital Authority Series 2019A 4.00%, 12/01/38-12/01/40	2,770	3,057,587

Connecticut – 2.5%
City of Bridgeport CT
Series 2017A 5.00%, 11/01/25	525	614,329
BAM Series 2018C 5.00%, 7/15/36-7/15/38	1,620	1,933,491
BAM Series 2019A 5.00%, 2/01/35	1,500	1,813,575

		4,361,395

District of Columbia – 2.1%
District of Columbia (KIPP DC Obligated Group)
Series 2017A 5.00%, 7/01/42	785	918,199
Series 2017B 5.00%, 7/01/37	625	739,225
District of Columbia (KIPP DC) 4.00%, 7/01/39	1,000	1,092,920
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/35	820	980,154

		3,730,498

Florida – 2.3%
School District of Broward County/FL (Broward County School Board/FL COP)
Series 2017B 5.00%, 7/01/32	500	610,795
Series 2019B 5.00%, 7/01/29	2,750	3,554,430

		4,165,225

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 0.1%
Atlanta Development Authority The (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/21	$230	$230,347

Illinois – 0.8%
Cook County Community College District No. 508
Series 2013 5.25%, 12/01/43	605	642,389
BAM Series 2017 5.00%, 12/01/47	620	709,125

		1,351,514

Kansas – 0.4%
Seward County Unified School District No. 480 Liberal Series 2017B 5.00%, 9/01/28	555	657,314

Massachusetts – 7.3%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group)
Series 2015D 5.00%, 7/01/44	3,095	3,480,977
Series 2016E 5.00%, 7/01/37	765	881,188
Series 2017F 5.00%, 7/01/30	1,475	1,751,312
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/36-7/01/44	4,895	5,854,007
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 1/01/32	825	950,169

		12,917,653

Michigan – 7.1%
Center Line Public Schools Series 2018 5.00%, 5/01/38	895	1,083,317
City of Detroit MI 5.00%, 4/01/32-4/01/37	4,505	5,022,984
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 4/01/43	1,515	1,785,609

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Grand Rapids Public Schools
AGM 5.00%, 11/01/40	$1,800	$2,208,348
AGM Series 2017 5.00%, 5/01/27	200	248,870
Great Lakes Water Authority Water Supply System Revenue
Series 2016B 5.00%, 7/01/46	1,225	1,428,031
Series 2016C 5.00%, 7/01/26	695	851,917

		12,629,076

Minnesota – 0.6%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018A 5.00%, 6/15/48(a)	1,000	1,047,440

Missouri – 0.1%
St. Louis Community College District Series 2017 4.00%, 4/01/35	200	224,576

Montana – 1.4%
City of Missoula MT Water System Revenue Series 2019A 4.00%, 7/01/37-7/01/44	2,180	2,436,964

Nevada – 1.4%
Clark County School District Series 2017C 5.00%, 6/15/26-6/15/33	2,000	2,429,550

New Jersey – 5.4%
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018A 5.00%, 7/01/50	1,000	1,128,360
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/47	1,170	1,324,510

14 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Seeing Eye, Inc. (The) Series 2015 5.00%, 3/01/25	$3,205	$3,777,702
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 6/15/27-6/15/42	1,645	1,898,439
New Jersey Health Care Facilities Financing Authority (St. Joseph’s Healthcare System Obligated Group) Series 2016 5.00%, 7/01/41	1,335	1,517,908

		9,646,919

New York – 4.1%
Build NYC Resource Corp. (Children’s Aid Society/The) 4.00%, 7/01/44-7/01/49	1,150	1,289,171
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018A 5.50%, 5/01/48(a)	500	549,770
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) 5.00%, 6/01/52(a)	1,260	1,361,733
Series 2017A 5.00%, 6/01/47(a)	725	785,414
Metropolitan Transportation Authority Series 2018B 5.00%, 5/15/20	2,175	2,216,586
New York City Housing Development Corp. Series 2017E 1.50%, 5/01/22	230	231,693
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 8/01/34	750	912,225

		7,346,592

North Carolina – 3.1%
North Carolina Central University 4.00%, 4/01/49	2,270	2,510,938
5.00%, 4/01/44	2,500	3,011,750

		5,522,688

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 5.6%
American Municipal Power, Inc. Series 2019A 5.00%, 2/15/44	$2,150	$2,575,334
County of Cuyahoga/OH (MetroHealth System (The))
Series 2017 5.00%, 2/15/42	4,365	4,934,327
5.25%, 2/15/47	1,500	1,721,445
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019A 5.00%, 9/01/49	690	790,202

		10,021,308

Oklahoma – 3.0%
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/24	1,120	1,310,926
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 8/15/57	3,365	4,009,869

		5,320,795

Oregon – 0.8%
Tri-County Metropolitan Transportation District of Oregon
Series 2017A 5.00%, 10/01/26	865	1,061,675
Series 2018A 5.00%, 10/01/29	250	312,150

		1,373,825

Pennsylvania – 14.7%
Capital Region Water Water Revenue Series 2018 5.00%, 7/15/25-7/15/26	1,510	1,810,014
City of Philadelphia PA Water & Wastewater Revenue
Series 2018A 5.00%, 10/01/48	3,050	3,691,720
Series 2019B 5.00%, 11/01/49	3,095	3,786,825
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 6/01/37	825	917,945

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/32-7/01/34	$1,115	$1,302,636
Philadelphia Authority for Industrial Development (City of Philadelphia PA)
Series 2018 5.00%, 5/01/36-5/01/38	4,010	4,871,227
AGM Series 2017 5.00%, 12/01/35	200	240,274
Pittsburgh Water & Sewer Authority AGM Series 2019A 5.00%, 9/01/44	2,000	2,445,480
School District of the City of Erie (The)
AGM Series 2019A 5.00%, 4/01/31	405	506,092
AGM Series 2019C 5.00%, 4/01/28-4/01/29	2,850	3,560,359
State Public School Building Authority (Community College Of Philadelphia Foundation) BAM Series 2018 5.00%, 6/15/21	1,000	1,058,560
Wilkes-Barre Area School District/PA BAM 5.00%, 4/15/59	1,620	1,920,364

		26,111,496

Texas – 0.7%
El Paso County Hospital District Series 2017 5.00%, 8/15/37	370	419,484
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 6/15/48	735	753,404

		1,172,888

Utah – 2.4%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 1/15/38	3,490	4,215,431

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.3%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 1/01/44	$3,600	$4,152,384

West Virginia – 2.9%
Morgantown Utility Board, Inc. BAM Series 2018B 5.00%, 12/01/43	2,555	3,079,209
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2017A 5.00%, 6/01/47	1,775	2,067,485

		5,146,694

Wisconsin – 2.1%
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/25	200	240,116
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 6/01/48(a)	200	213,366
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) 5.00%, 6/01/44	2,950	3,373,738

		3,827,220

Total Long-Term Municipal Bonds (cost $149,393,928)		158,554,490

SHORT-TERM MUNICIPAL NOTES – 1.1%
California – 1.1%
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2018C 1.64% (LIBOR 1 Month + 0.38%), 8/01/47(b) (cost $2,000,000)	2,000	1,997,920

Total Municipal Obligations (cost $151,393,928)		160,552,410

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 5.1%
Financial Institutions – 2.9%
Finance – 2.9%
Low Income Investment Fund Series 2019 3.711%, 7/01/29	$5,000	$5,204,834

Industrial – 2.2%
Consumer Cyclical - Other – 1.9%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/29	3,267	3,319,349

Consumer Non-Cyclical – 0.3%
YMCA of Greater New York Series 2018 3.985%, 8/01/22	500	518,397

		3,837,746

Total Corporates – Investment Grade (cost $8,767,000)		9,042,580

	Shares
SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 1.78%(c)(d)(e) (cost $6,409,351)	6,409,351	6,409,351

Total Investments – 99.0% (cost $166,570,279)		176,004,341
Other assets less liabilities – 1.0%		1,855,491

Net Assets – 100.0%		$177,859,832

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $20,106,075 or 11.3% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 17.4% and 0.0%, respectively.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

LIBOR – London Interbank Offered Rates

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $160,160,928)	$169,594,990
Affiliated issuers (cost $6,409,351)	6,409,351
Cash	11,029
Interest receivable	1,967,651
Receivable for shares of beneficial interest sold	395,899
Affiliated dividends receivable	7,925
Receivable due from Adviser	431

Total assets	178,387,276

Liabilities
Dividends payable	476,070
Payable for shares of beneficial interest redeemed	51,374

Total liabilities	527,444

Net Assets	$177,859,832

Composition of Net Assets
Shares of beneficial interest, at par	$168
Additional paid-in capital	168,610,020
Distributable earnings	9,249,644

$177,859,832

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 16,839,106 common shares outstanding)	$10.56

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2019 (unaudited)

Investment Income
Interest	$2,556,274
Dividends—Affiliated issuers	79,765
Other income(a)	3,585

Total investment income		$2,639,624

Realized and Unrealized Gain on Investment Transactions
Net change in unrealized appreciation/depreciation of investments		5,302,473

Net gain on investment transactions		5,302,473

Net Increase in Net Assets from Operations		$7,942,097

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,639,624		$3,099,712
Net realized gain (loss) on investment transactions	– 0	–	(152,868)
Net change in unrealized appreciation/depreciation of investments	5,302,473		4,774,022

Net increase in net assets from operations	7,942,097		7,720,866
Distribution to Shareholders	(2,639,650)		(3,099,693)
Transactions in Shares of Beneficial Interest
Net increase	39,593,366		91,001,459

Total increase	44,895,813		95,622,632
Net Assets
Beginning of period	132,964,019		37,341,387

End of period	$177,859,832		$132,964,019

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the

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NOTES TO FINANCIAL STATEMENTS (continued)

counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$160,552,410		$	– 0	–	$160,552,410
Corporates – Investment Grade		– 0	–	9,042,580			– 0	–	9,042,580
Short-Term Investments		6,409,351		– 0	–		– 0	–	6,409,351

Total Investments in Securities		6,409,351		169,594,990			– 0	–	176,004,341
Other Financial Instruments(a)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$6,409,351		$169,594,990		$	– 0	–	$176,004,341	+

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

An amount of $9,624,673 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2019, such reimbursement amounted to $3,585.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2019 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,190	$39,922	$38,703	$6,409	$80

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,999,116		$170,000
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$9,495,207
Gross unrealized depreciation	(61,145)

Net unrealized appreciation	$9,434,062

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended October 31, 2019.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Shares sold	4,256,599	10,105,211	$44,458,433	$99,653,683

Shares redeemed	(464,438)	(873,773)	(4,865,067)	(8,652,224)

Net increase	3,792,161	9,231,438	$39,593,366	$91,001,459

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2019 and April 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$125,019	$31,913

Total taxable distributions	125,019	31,913
Tax exempt distributions	2,974,674	358,660

Total distributions paid	$3,099,693	$390,573

As of April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$371,166
Accumulated capital and other losses	(184,411	)(a)
Unrealized appreciation/(depreciation)	4,131,589

Total accumulated earnings/(deficit)	$4,318,344	(b)

(a)	As of April 30, 2019, the Fund had a net capital loss carryforward of $184,411.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as

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NOTES TO FINANCIAL STATEMENTS (continued)

either short-term or long-term capital losses. As of April 30, 2019, the Fund had a net short-term capital loss carryforward of $184,411, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30, 2019	September 12, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 10.19		$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)	.17		.33	.18

Net realized and unrealized gain (loss) on investment transactions	.37		.40	(.22)

Net increase (decrease) in net asset value from operations	.54		.73	(.04)

Less: Dividends

Dividends from net investment income	(.17)		(.33)	(.17)

Net asset value, end of period	$ 10.56		$ 10.19	$ 9.79

Total Return

Total investment return based on net asset value(c)	5.35%		7.56%	(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,860		$132,964	$37,341

Ratio to average net assets of:

Net investment income	3.29	%^	3.35%	2.89%^

Portfolio turnover rate	0	%(d)	23%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than .5%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2), Vice President Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Impact Municipal Investment Team. Messrs. Davidson, Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 39

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the period ended July 31, 2018. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different

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fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 41

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

42 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 43

NOTES

44 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1019

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2019